                                                                    Exhibit 10.9

                               CREDIT AGREEMENT

      THIS CREDIT AGREEMENT (the "Agreement") is made and dated as of the 28th day of February, 1997, by and among SANWA BANK CALIFORNIA ("Sanwa"), those other lenders from time to time party hereto (Sanwa and such other lenders being referred to herein individually as a "Lender" and, collectively, as the "Lenders"), SANWA, as agent for the Lenders (in such capacity, the "Agent"), and FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company").


                                   RECITALS

     A. The Company has requested that the Lenders extend credit to the Company in the form of a secured revolving credit facility and the Agent agree to act as credit agent and collateral agent for the benefit of the Lenders with respect thereto.

     B. The Company, the Agent and Lenders desire to enter into this Agreement to evidence the willingness of the Lenders to provide such credit facility and of the Agent to act on their behalf and to set forth the rights and obligations of the parties with respect to such credit facility.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

      1.  Revolving Loan Facility.
          -----------------------

          1(a)  Lending Limit.  On the terms and subject to the conditions set
                -------------
forth herein, the Lenders severally agree that they shall from time to time to but not including the Maturity Date (as that term and capitalized terms not otherwise defined herein are defined in Paragraph 11 below), make Loans (the
                                        ------------
"Loans" or a "Loan"), pro rate in accordance with their respective Percentage Shares, in an aggregate amount not to exceed at any one time outstanding the lesser of:

                (1)  The Credit Limit; and

                (2)  The Aggregate Collateral Value of the Borrowing Base;

provided, however, that no Loan shall exceed at the funding date thereof the Collateral Value of the Related Program Contract.

     1(b) Maintenance of Loans. Loans shall be maintained, at the election of
          --------------------
the Company made from time to time as permitted herein, as Reference Rate Loans and/or COF Rate Loans.

     1(c) Calculation of Interest. The Company shall pay interest on Loans
          -----------------------
outstanding hereunder from the date disbursed to but not including the date of payment at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 1(e) and 1(f)
                                                        ---------------     ----
below): (1) with respect to each Loan which is a Reference Rate Loan, at a fluctuating rate per annum equal to the daily average Reference Rate during the applicable computation period, and (2) with respect to each Loan which is a COF Rate Loan, at the Applicable COF Rate for the applicable Interest Period.

     1(d) Payment of Interest. Interest accruing on Reference Rate Loans shall
          -------------------
be payable monthly, in arrears, for each month no later than the fifth Business Day following delivery by the Agent to the Company of an interest billing for such Reference Rate Loans (which delivery may be telephonic and later confirmed in writing). Interest accruing on COF Rate Loans shall be payable, in arrears:
(1) in the case of COF Loans with Interest Periods ending 30, 60, or 90 days from the date advanced, at the end of the applicable Interest Period therefor, and (2) in the case of COF Loans with the Interest Periods ending later than 90 days from the date advanced, at the end of each 90 day period from the date advanced and at the end of the applicable Interest Period therefor. Each such interest billing shall be deemed conclusively correct and accepted by the Company unless the Company otherwise notifies the Agent to the contrary within ten Business Days following the delivery of a written copy of such billing.

     1(e) Election of Type of Loan: Conversion Options: Funding of Loans.
          --------------------------------------------------------------

          (1) The Company may elect from time to time to have Loans funded by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the requested funding date. The principal amount of each COF Rate Loan shall be in the minimum amount of $250,000.00 and whole multiples of $25,000.00 in excess thereof. The Company may elect from time to time to convert Loans outstanding as COF Rate Loans and Reference Rate Loans to the other type of Loan by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the day of the requested conversion. Any conversion of COF Rate Loans may only be made on the last day of the applicable Interest Period. No Reference Rate Loan may be converted into a COF Rate Loan if an Event of Default or Potential Default has occurred and is continuing at the requested conversion date. All or any part of outstanding Loans may be converted as provided herein, provided that partial conversions shall be in a principal amount of $250,000.00 or whole multiples of $25,000.00 in excess thereof.

          (2) The Company may elect from time to time to have any COF Rate Loan continued as such upon the expiration of the Interest Period applicable thereto by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the last day of such Interest Period; provided, however, that no

     COF Rate Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to a Reference Rate Loan on the last day of the Interest Period applicable thereto. The Agent shall notify the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice of its election to continue a COF Rate Loan as such as provided above, the Company shall be deemed to have elected to convert the affected COF Rate Loan to a Reference Rate Loan on the last day of the applicable Interest Period.

               (3) Each request for the funding, continuation or conversion of a Loan shall be evidenced by the timely delivery by the Company to the Agent of a duly executed Loan Request (which delivery may be by facsimile transmission).

               (4) Upon receipt of a Loan Request for the funding of a new Loan, the Agent shall notify each Lender of such Lender's Percentage Share thereof no later than 10:30 a.m. (Los Angeles time) on the date such Loan Request is received by the Agent (said notice by the Agent to the Lenders to be given telephonically and confirmed by facsimile transmission). Each Lender shall make its Percentage Share of the proposed Loan available to the Agent, in same-day funds, on the funding date at the Contact Office of the Agent, ABA 122003516, for the Agent's Account #0493-24551, or such other account as the Agent shall designate no later than 12:00 noon (Los Angeles time). The failure of any Lender to advance its Percentage Share of a proposed Loan shall not relieve any other Lender of its obligation hereunder to advance its Percentage Share thereof, but no Lender shall be responsible for the failure of any other Lender to make any such advance.

          1(f) Illegality. Notwithstanding any other provisions herein, if any
               ----------
law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain COF Rate Loans as contemplated by this Agreement: (1) the commitment of such Lender hereunder to make or to continue COF Rate Loans or to convert Reference Rate Loans to COF Rate Loans shall forthwith be canceled and
(2) such Lender's Loans then outstanding as COF Rate Loans, if any, shall be converted automatically to Reference Rate Loans at the end of their respective Interest Periods or within such earlier period as may be required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 1(i) below, it
                                                       --------------
being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

          1(g) Requirements of Law; Increased Costs. In the event that any
               ------------------------------------
applicable law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

              (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender);

              (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in the nature of the Loans made hereunder which are not otherwise included in the determination of interest payable on the Obligations; or

              (3)  Does or shall impose on such Lender any other condition;
and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or the rate of return on the capital of such Lender or any corporation controlling such Lender, then, in any such case, the Company shall promptly pay to such Lender, upon its written demand made through the Agent, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as determined by such Lender with respect to this Agreement or Loans made hereunder. If a Lender becomes entitled to claim any additional amounts pursuant to this
Paragraph 1(g), it shall promptly notify the Company of the event by reason of
--------------
which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

          1(h)  Funding. Each Lender shall be entitled to fund all or any
                -------
portion of its Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States.

          1(i)  Prepayment Premium.  In addition to all other payment
                ------------------
obligations hereunder, in the event: (1) any Loan which is outstanding as a COF Rate Loan is prepaid prior to the last day of the applicable Interest Period, whether following a mandatory prepayment or otherwise, or (2) the Company shall fail to continue or to make a conversion to a COF Rate Loan after the Company has given notice thereof as provided in Paragraph 1(e) above, then the Company
                                        --------------
shall immediately pay to the Lenders holding the Loans prepaid or not converted, through the Agent, an additional premium sum compensating each Lender for losses, costs and expenses incurred by such Lender in connection with such prepayment. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

          1(j) Repayment of Principal. Subject to the prepayment requirements of
               ----------------------
Paragraph 2(g) below, the Company shall pay the principal amount of each COF
--------------
Rate Loan on the last day of the applicable Interest Period therefor and shall pay the principal amount of each other Loan on the Maturity Date.

     2.   Miscellaneous Provisions.
          ------------------------

          2(a) Use of Proceeds. The proceeds of all Loans shall be utilized by
               ---------------
the Company for general corporate and working capital purposes.

          2(b) Notes. The obligation of the Company to repay the Loans shall be
               -----
evidenced by a note payable to the order of each Lender in the form of that attached hereto as Exhibit A (a "Note" or the "Notes"). Upon any advance,
                   ---------
conversion or prepayment as provided in Paragraph 1(e) or 2(g) with respect to
                                        --------------    ----
any Loan, each Lender is hereby authorized to record the date and amount of each such advance and conversion made by such Lender, or the date and amount of each such payment or prepayment of principal of the Loan made by such Lender, the applicable Interest Period and interest rate with respect thereto, on the schedules annexed to and constituting a part of its respective Note (or by any analogous method any Lender may elect consistent with its customary practices) and any such recordation shall constitute prima facie evidence of the accuracy
                                          ----- -----
of the information so recorded absent manifest error. The failure of any Lender to make any such notation shall not affect in any manner or to any extent the Company's Obligations hereunder.

          2(c) Borrowing Base Conformity. In support of its obligation to repay
               -------------------------
Loans hereunder, the Company shall cause the Aggregate Collateral Value of the Borrowing Base to be not less than, at any date, the aggregate principal amount of Loans outstanding on such date. The Company shall immediately prepay Loans to the Agent on behalf of the Lenders, upon telephonic demand by the Agent, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the Aggregate Collateral Value of the Borrowing Base.

          2(d) Nature and Place of Payments. All payments made on account of the
               ----------------------------
Obligations shall be made by the Company, without setoff or counterclaim, in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Agent by 12:00 noon (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 12:00 noon (Los Angeles time) by the Agent, such payment will be considered to have been made by the Company on the next succeeding Business Day and interest thereon shall be payable by the Company at the Reference Rate during such extension. All payments on account of the Obligations shall be made to the Agent through its Contact Office. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Agent is hereby irrevocably authorized by the Company, without prior notice to the Company, to debit the general operating account of the Company maintained with Sanwa for the full amount of monthly and periodic interest billings, fees and other Obligations payable hereunder; provided, however, that the failure of the Agent to so debit such account shall not in any manner or to any extent affect the obligation of the Company to pay such Obligations as provided herein and in the other Loan Documents.

           2(e)  Default Interest. Notwithstanding anything to the contrary
                 ----------------
contained herein, on any date that there shall have occurred and be continuing an Event of Default, any and all Obligations outstanding shall bear interest, at the Agent's discretion, at a per annum rate equal to two percent (2%) in excess of the higher of the Applicable Reference Rate and the highest Applicable COF Rate then in effect under this Agreement.

           2(f)  Computations.  All computations of interest and fees payable
                 ------------
hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

           2(g)  Prepayments.
                 -----------

                 (1) The Company may prepay Reference Rate Loans in whole or in part at any time, without premium or penalty, it being acknowledged and agreed that COF Rate Loans may not be voluntary prepaid prior to the last day of their applicable Interest Periods.

                 (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 2(c) above.
                 --------------

                 (3) The Company shall pay in connection with any prepayment hereunder, whether voluntary or mandatory, all interest accrued but unpaid on Loans to which such prepayment is applied, and all prepayment premiums, if any, on COF Rate Loans to which such prepayment is applied, concurrently with payment to the Agent of any principal amounts.

           2(h)  Allocation of Payments Received.  Prior to the occurrence of an
                 -------------------------------
Event of Default and acceleration of the Obligations, all amounts received by the Agent on account of the Loans shall be disbursed by the Agent to the Lenders pro rata in accordance with their respective Percentage Shares by wire transfer on the date of receipt if received by the Agent before 12:00 noon (Los Angeles time) or if received later, by 12:00 noon (Los Angeles time) on the next succeeding Business Day, without further interest payable by the Agent. Following the occurrence of an Event of Default and acceleration of the Obligations, all amounts received by the Agent on account of the Obligations shall be disbursed by the Agent as follows:

                 (1) First, to the payment of expenses incurred by the Agent in the performance of its duties and enforcement of its rights under the Loan Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

               (2) Then, to the Lenders, pro rata in accordance with their respective Percentage Shares, until all outstanding Loans and interest accrued thereon and all other Obligations have been paid in full; and

               (3) Then to such Persons as may be legally entitled thereto.

          2(i) Fees. The Company shall pay to the Agent for the pro rata benefit
               ----
of the Lenders in accordance with their respective Percentage Shares:

               (1) On or before the date of funding of the first Loan hereunder, a commitment fee equal to one eighth of one percent (0.125%) of the Credit Limit on such date; and

               (2) On the first Business Day of the first month of each calendar quarter commencing July 1, 1997 (and on the Maturity Date) for the immediately preceding calendar quarter, a non-usage fee in the amount set forth in a fee billing delivered by the Agent to the Company, which non-usage fee shall be computed at the per annum rate of one-quarter of one percent (0.25%) against: (i) the average daily Credit Limit in effect during such calendar quarter (or portion thereof), minus (ii) the daily average amount of Loans outstanding during such calendar quarter (or portion thereof).

       3. Security: Guaranty: Subordination: Additional Documents.
          -------------------------------------------------------

          3(a) Security Agreement. As collateral security for the Obligations
               ------------------
the Company shall execute and deliver to the Agent: (i) a security agreement in the form of that attached hereto as Exhibit B (the "Security Agreement"),
                                    ---------
pursuant to which the Company shall pledge, assign and grant to the Agent for the pari passu benefit of the Lenders a first priority, perfected security
    ---- -----
interest in and lien upon the Collateral, and (2) such UCC-1 financing statements as the Agent may request.

          3(b) Guaranty: Subordination Agreement. As additional credit support
               ---------------------------------
for the Obligations, the Company shall cause the Guarantor to execute and deliver to the Agent: (1) a guaranty in the form of that attached hereto as Exhibit C (the "Guaranty"), and (2) a subordination agreement in the form of
---------
that attached hereto as Exhibit D (the "Subordination Agreement").
                        ---------

          3(c) Additional Documents. The Company agrees to execute and deliver
               --------------------
or to cause to be executed and delivered to the Agent from time to time such confirmatory or supplementary security agreements, financing statements, notices to and consents of third parties and such other documents, instruments or agreements as the Agent may reasonably request, which are in the Agent's judgment necessary or desirable to obtain for the Agent on behalf of the Lenders, the benefit of the Loan Documents and the Collateral.

     4.  Conditions to Making Loans.
         --------------------------

         4(a)  First Loan(s).  As conditions precedent to the funding of the
               -------------
first Loan(s) hereunder:

               (1) The Company shall have delivered or shall have had delivered to the Agent, in form and substance satisfactory to the Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                    (i)    A duly executed copy of this Agreement;

                    (ii)   A duly executed copy of the Security Agreement;

                    (iii)  Duly executed copies of each of the Notes;

                    (iv) Duly executed copies of the Guaranty and the Subordination Agreement;

                    (v) A duly executed Borrowing Base Certificate evidencing that the Aggregate Collateral Value of the Borrowing Base is sufficient to support such Loan(s);

                    (vi) Duly executed copies of all financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Agent to create in favor of the Lenders a first perfected security interest in and lien upon the Collateral;

                    (vii) Such credit applications, financial statements, authorizations and such information concerning the Company and its business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                    (viii) Certified copies of resolutions of the Boards of Directors of the Company and the Guarantor approving the execution, delivery and performance of the Loan Documents to which such Person is a party;

                    (ix) A certificate of the Secretary or an Assistant Secretary of each of the Company and the Guarantor certifying the names and true signatures of the officers of such Person authorized to sign the Loan Documents to which such Person is a party;

                    (x) A copy of the Articles of Organization of the Company and the Certificate of Incorporation of the Guarantor, certified by the Secretary of State of the State or other official of the state or jurisdiction of formation of such Person as of a recent date;

                (xi) A copy of each of the Articles of Organization of the Company and its Operating Agreement, if any, and a copy of the Certificate of Incorporation and Bylaws of the Guarantor, certified in each case by the Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                (xii) A certificate of good standing for each of the Company and the Guarantor from the Secretary of State of the State of California;

                (xiii)  A certificate of a Responsible Financial Officer of:
a. the Company in the form of that attached hereto as Exhibit E-1 dated as of
-                                                     -----------
the date of this Agreement confirming the accuracy and completeness of the representations and warranties of the Company set forth in the Loan Documents and the fact that there does not exist a Potential Default or an Event of Default and demonstrating compliance with the financial tests set forth under Paragraphs 7(g) through 7(j) at and as of September 30, 1996, and b. the
---------------         ----                                      -
Guarantor in the form of that attached hereto as Exhibit E-2 dated as of the
                                                 -----------
date of this Agreement confirming the accuracy and completeness of the representations and warranties of the Guarantor set forth in the Guaranty and demonstrating compliance with the financial tests set forth in Paragraph 10 of the Guaranty at and as of September 30, 1996;

                (xiv) An opinion of counsel to each of the Company and the Guarantor, in form and substance and rendered by counsel satisfactory to the Agent; and

                (xv) A copy, certified by a Responsible Financial Officer of the Company as accurate and complete, of the final form of the SPTL Asset Purchase Agreement, which SPTL Asset Purchase Agreement shall be reasonably acceptable to the Agent.

        (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

        (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be reasonably satisfactory in form and substance to the Agent and its counsel.

          4(b) All Loans. As conditions precedent to each Lender's obligation to
               ---------
fund its Percentage Share of any Loan, including the first Loan and including the conversion of any Loan to another type of Loan or the continuation of any COF Rate Loan after the end of its applicable Interest Period, at and as of the date of the funding, conversion or continuation:

               (1) There shall have been delivered to the Agent a Loan Request therefor and the Required Documents for the Related Program Contract;

               (2) The representations and warranties of the Company and the Guarantor contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of the date of such advance, conversion or continuance;

               (3) There shall not have occurred an Event of Default or Potential Default; and

               (4) Following the funding of such Loan, neither the amount of such Loan nor the aggregate principal amount of Loans outstanding will not exceed the limitations of Paragraph 1(a) above.
                          --------------

By delivering a Loan Request to the Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(4) above.

       5. Representations and Warranties of the Company.
          ---------------------------------------------

       As an inducement to the Agent and each Lender to enter into this Agreement and to make Loans as provided herein, the Company represents and warrants to the Agent and each Lender that:

          5(a) Financial Condition. The financial statements, dated the
               -------------------
Statement Date and the Interim Date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

          5(b) No Change. Since the Statement Date there has been no material
               ----------
adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole, nor has the Company entered into, incurred or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

          5(c) Corporate Existence; Compliance with Law. The Company: (1) is
               -------------------  -------------------
duly organized, validly existing and in good standing as a limited liability company under the laws of the State of California and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on the Company or its property and/or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole or on the Collateral or the Aggregate Collateral Value of the Borrowing Base.

           5(d) Corporate Power; Authorization; Enforceable Obligations. The
                -------------------------------------------------------
Company has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. The Loan Documents to which the Company is party have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          5(e) No Legal Bar. The execution, delivery and performance of the Loan
               ------------
Documents to which the Company is party, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or create or result in the creation of any Lien (except the Lien created by the Security Agreement) on any assets of the Company.

          5(f) No Material Litigation. Except as disclosed on Exhibit F hereto,
               ----------------------                         ---------
no litigation, investigation or proceeding of or before any arbitrator, court or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or on the Collateral or the Aggregate Collateral Value of the Borrowing Base.

          5(g) Taxes. The Company and each of its Subsidiaries have filed or
               -----
caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or applicable Subsidiary has established adequate reserves in conformity with GAAP.

          5(h) Investment Company Act. Neither the Company or any Person
               ----------------------
controlling the Company or any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5(i) Subsidiaries. Attached hereto as Exhibit G is an accurate and
               ------------                     ---------
complete list of all presently existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

          5(j) Federal Reserve Board Regulations. Neither the Company nor any of
               ---------------------------------
its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" and "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          5(k) ERISA. The Company and each of its Subsidiaries are in compliance
               -----
in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its Subsidiaries which is likely to result in the termination of such Plan for purpose of Title IV or ERISA.

          5(l) Assets. The Company and each of its Subsidiaries has good and
               ------
marketable title to all property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold
                          --------------
or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 5(a) above or as permitted under Paragraph 7(a) below.
   --------------                             --------------

          5(m) Securities Acts. The Company has not issued any unregistered
               ---------------
securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes.

          5(n) Consents, Etc. No consent, approval, authorization of, or
               --------------
registration, declaration or filing with any Person is required on the part of the Company in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Lien granted by it to the Agent on behalf of the Lenders under the Security Agreement) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

          5(o) Copyrights, Patents, Trademarks and Licenses, etc. The Company
               --------------------------------------------------
owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company infringes upon any rights held by any other Person. Except as specifically disclosed in Exhibit F. hereto, no claim or litigation regarding any of the foregoing is
---------
pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, in either case, could, reasonably be expected to have a material adverse effect on the Company or any of its Subsidiaries or on the Collateral or the Borrowing Base.

              5(p)  Regulated Entities.  The Company is not subject to
                    ------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.   Affirmative Covenants.  The Company hereby covenants and agrees
              ---------------------
with the Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall:

              6(a)  Financial Statements.  Furnish or cause to be furnished to
                    --------------------
the Agent and each of the Lenders directly:

                    (1) Within one hundred twenty (120) days after the last day of each fiscal year of the Company, consolidated and consolidating statements of income and statements of changes in financial position of the Company for such year and balance sheets as of the end of such year presented fairly in accordance with GAAP and accompanied in each case by an unqualified report of a firm of independent certified public accountants acceptable to the Agent and including therewith a copy of the management letter form such certified public accountants and a certificate of a Responsible Financial Officer of the Company setting forth calculations, certified to be true, complete and correct, showing compliance of the Company with the financial covenants set forth in Paragraphs
                                                                    ----------
7(g) through 7(i) below; and
----         ----

                    (2)  Within one hundred twenty (120) days after the last
day of each calendar quarter of the Company, unaudited consolidated and consolidating statements of income and changes in financial position for such calendar quarter and balance sheets as of the end of such calendar quarter, accompanied in each case by a certificate of a Responsible Financial Officer of the Company stating that such financial statements are presented fairly in accordance with GAAP, confirming the continuing accuracy and completeness of all representations and warranties of the Company set forth in the Loan Documents and the fact that there does not exist a Potential Default or an
Event of Default hereunder and setting forth calculations, certified to be true, complete and correct, showing compliance of the Company with the financial covenants set forth in Paragraphs 7(i) through 7(l) below.
                       ---------------         ----

                6(b)    Certificates; Reports; Other Information. Furnish or
                        ----------------------------------------
cause to be furnished to the Agent and each of the Lenders directly:

                        (1) No later than the tenth calendar day following the end of each calendar month, as of the close of business of the Company on the last Business Day of the immediately preceding calendar month, and at such other times as the Agent may reasonably request: (i) a Borrowing Base Certificate, and (ii) a monthly servicing and portfolio report, in form and detail satisfactory to the Agent;

                        (2) Prior to the implementation thereof, written notice of any proposed changes to the Underwriting Guidelines;

                        (3) Promptly upon the filing or sending thereof, copies of all proxy statements, financial statements, and reports which the Guarantor sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the "Act"), which the Guarantor files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to any Lender copies of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Guarantor or the Company from time to time need not be delivered to such Lender; and

                        (4) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company and the Guarantor, and information regarding the Collateral as the Agent or any Lender may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in the Loans hereunder or to enable other financial institutions to become signatories hereto.

                6(c)    Payment of Indebtedness. And shall cause each of its
                        -----------------------
Subsidiaries, to pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Agent for the payment thereof in the event the Company or such Subsidiary is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

                6(d)    Maintenance of Existence and Properties. And shall cause
                        ---------------------------------------
each of its Subsidiaries, to maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law.

                6(e)    Inspection of Property; Books and Records; Discussions.
                        ------------------------------------------------------
Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Agent or any Lender (at no cost or expense to the Company (other than costs and expenses associated with the semi-annual audit referred to in Paragraph 6(g)(2) below)
                                                     -----------------
unless there shall have occurred and be continuing an Event of Default) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Agent or any Lender, to contact Obligors for verification purposes and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

          6(f) Notices. Promptly give written notice to the Agent and each
               -------
Lender of:

               (1) The occurrence of any Potential Default or Event of Default;

               (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries, the Guarantor or the Collateral which could have a material adverse effect on the Collateral or the business, operations, property, or financial or other condition of the Company or any of its Subsidiaries or the Guarantor; and

               (3) A material adverse change in the business, operations, property or financial or other condition of the Company or any of its Subsidiaries or the Guarantor.

          6(g) Expenses. Pay all reasonable out-of-pocket expenses (including
               --------
fees and disbursements of counsel): (1) of the Agent incident to the preparation, negotiation and administration of the Loan Documents and the protection of the rights of the Lenders and the Agent under the Loan Documents,
(2) of the Agent incident audits of the Company's servicing activities records conducted by the Agent (provided that prior to the occurrence of an Event of Default and acceleration of the Obligations, the Company shall not be obligated to pay costs and expenses for more than two audits conducted during any fiscal year of the Company), and (3) of the Agent and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 6(g) shall be effective and enforceable whether or
                   --------------
not any Loan is funded hereunder and shall survive payment of all other Obligations.

          6(h) Loan Documents. Comply with and observe all terms and conditions
               --------------
of the Loan Documents.

          6(i) Insurance. Obtain and maintain insurance with responsible
               ---------
companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, which shall name the Agent as loss payee and an additional insured for the benefit of itself and the Lenders as their interests may appear, and furnish any of the Lenders on request full information as to all such insurance.

        6(j)    Hazardous Materials. And shall cause each of its Subsidiaries
                -------------------
to:

                (1) Keep and maintain all Property in compliance with, and shall not cause or permit any Property to be in violation of, any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions on, under or about any Property, including, but not limited to, soil and ground water conditions.

                (2) Immediately advise the Agent in writing if any Hazardous Materials Claims are hereafter asserted, and of any discharge, release or disposal of any Hazardous Materials in, on, under or about any Property. The Agent and the Lenders shall have the right to join and participate in, as parties if they so elect, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have their reasonable attorney's fees in connection therewith paid by the Company.

                (3) Without the prior written consent of the Agent and the Lenders, not take any remedial action in response to the presence of any Hazardous Materials in, on, under or about any Property, nor enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in the reasonable judgment of the Agent and the Lenders impair the value of any Property; provided, however, that the prior consent of the Agent and the Lenders shall not be necessary in the event that the presence of Hazardous Materials in, on, under or about the Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain the consent of the Agent and the Lenders before taking such action, provided that in such event the Company shall notify the Agent as soon as practicable of any action so taken. The Agent and the Lenders agree not to withhold their consent, where such consent is required hereunder, if either (i) a particular remedial action is ordered by a court of competent jurisdiction,or (ii) the Company establishes to the reasonable satisfaction of the Agent and the Lenders that there is no reasonable alternative to such remedial action which would result in less impairment of the value of any Property.

        6(k)    Compliance with Laws. And shall cause each of its Subsidiaries
                --------------------
to, comply in all material respects with all Requirements of Law and Contractual Obligations the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole or on the Collateral or the Aggregate Collateral Value of the Borrowing Base.

        6(l)    Further Assurances. Promptly upon the reasonable request by the
                ------------------
Agent or any Lender, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements.

mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lender, as the case may be, may reasonably require from time to time in order (1) to carry out more effectively the purposes of this Agreement or any other Loan Document, (2) to perfect and maintain the validity, effectiveness and priority of the Lien intended to be created by the Security Agreement, and (3) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

       7. Negative Covenants. The Company hereby agrees that, as long as any
          ------------------
Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Company shall not, directly or indirectly:

          7(a) Liens. Create, incur, assume or suffer to exist, any Lien upon
               -----
the Collateral except as contemplated by the Security Agreement or create, incur, assume or suffer to exist any Lien upon any of its other property and assets except:

               (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

               (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Company's business;

               (3) Purchase money security interests for property hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired;

               (4) Statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens imposed by law and created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in conformity with GAAP;

               (5) Attachment and judgment Liens not otherwise constituting an Event of Default each of which lien is in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed, payment is covered in full by insurance, or the Company shall in good faith be prosecuting an appeal or proceedings for review and shall have set aside on its books such reserves as may be required by GAAP with respect to such judgment or award;

              (6) Liens securing warehousing lines of credit entered into in the normal course of the Company's business; and

              (7)  Permitted Other Liens.

        7(b)  Indebtedness. Create, incur, assume or suffer to exist, or
              ------------
otherwise become or be liable, or cause any Subsidiary to create, incur, assume or suffer to exist, or otherwise become or be liable, in respect of any Indebtedness except:

              (1)  The Obligations;

              (2) Indebtedness reflected in the financial statements referred to in Paragraph 5(a) above;
           --------------

              (3) Trade debt incurred in the ordinary course of business and outstanding less than sixty (60) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Lenders for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

              (4)  Indebtedness secured by Liens permitted under Paragraph 7(a)
                                                                 --------------
     above; and

              (5)  Permitted Other Debt.

        7(c)  Consolidation and Merger.  Liquidate or dissolve or enter into any
              ------------------------
consolidation, merger, partnership, joint venture, syndicate or other combination.

        7(d)  Acquisitions. Purchase or acquire or incur liability for the
              ------------
purchase or acquisition of any or all of the assets or business of any person, firm or corporation, other than in the normal course of business as presently conducted.

        7(e)  Investments; Advances. Make or commit to make any advance, loan or
              ---------------------
extension of credit other than in connection with the origination of Program Contracts in the ordinary course of business or make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person other than in the ordinary course of the Company's business.

        7(f)  Sale of Assets.  Sell, lease, assign, transfer or otherwise
              --------------
dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value.

          7(g) Minimum Tangible Net Worth. Permit the Company's Tangible Net
               --------------------------
Worth as of the last day of any calendar quarter to be less than $6,300,000.

          7(h) Minimum Current Ratio. Permit the Company's ratio of Current
               ---------------------
Assets to Current Liabilities (which Current Liabilities shall include for purposes hereof the aggregate principal amount of Loans outstanding hereunder on the applicable calculation date) as of the last day of any calendar quarter to be less than 1.03:1.00.

          7(i) Minimum Interest Coverage Ratio. Permit as of the last day of any
               -------------------------------
calendar quarter the ratio of EBITDA of the Company during such quarter and the immediately preceding three calendar quarters to Interest Expense of the Company during such four calendar quarters to be less than 1.50:1.00.

          7(j) Profitability. Permit its Net Profit after Taxes, as of the last
               -------------
day of any calendar quarter, for such quarter and the immediately preceding three calendar quarters, to be less than $1.00.

          7(k) Limitation on Transactions with Affiliates. Purchase, acquire or
               ------------------------------------------
lease any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar fee, agreement with, any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, home office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate other than on terms no less favorable to the Company as would be obtained in an arms-length transaction with a non-Affiliate.

       8. Events of Default. Upon the occurrence of any of the following events
          -----------------
(an "Event of Default"):

          8(a) The Company shall fail to pay any principal on the Loans on the date when due or fail to pay within five days of the date when due any other Obligation under the Loan Documents; or

          8(b) Any representation or warranty made by the Company or the Guarantor in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any respect on or as of the date made; or

          8(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 7 above or in the Security Agreement; or
             -----------

          8(d) The Company shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days; or

        8(e)    The Company shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations) or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

        8(f)    (1) The Company or any of its Subsidiaries or the Guarantor,
shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries or the Guarantor shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company or any of its Subsidiaries or the Guarantor, any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or any of its Subsidiaries or the Guarantor, any case, proceeding or other action seeking issuance or a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any of its Subsidiaries or the Guarantor, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1), (2), or (3) above; or (5) the Company or any of its Subsidiaries or the Guarantor, shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

        8(g)    (1) Any Person shall engage in any "prohibited transaction" (as defined in section 406 of ERISA or Section 4975 or the Code) involving any Plan,
(2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to section 4043(a), (c) or
(d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its subsidiaries or the Guarantor to any tax, penalty or other liabilities in the aggregate material in relation to the business, operation, property or financial or other condition of the Company or any of its Subsidiaries or the Guarantor; or

          8(h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries or the Guarantor and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

          8(i) The Company shall voluntarily suspend the transaction of business for more than five days in any calendar year commencing in fiscal year 1997;

          8(j) The Guarantor shall attempt to rescind or revoke the Guaranty or the Subordination Agreement, with respect to future transactions or otherwise, or shall fail to observe or perform any term or provision of the Guaranty or the Subordination Agreement; or

          8(k) The Lien of the Agent for the benefit of the Lenders on the Collateral shall for any reason cease to be a first priority, perfected Lien; or

          8(l) SPTL shall become "Undercapitalized," "Significantly Undercapitalized," or "Critically Undercapitalized" within the context of 12 U.S.C. (S) 1831o as amended, restated or redesignated; or

          8(m) SPTL shall submit to a "Capital Restoration Plan" or "Capital Management Agreement" under 12 U.S.C. (S) 1831o(b)(2)(C), as amended, restated or redesignated; or

          8(n) SPTL's Net Profit after Taxes, during any calendar quarter shall be less than $1.00; or

          8(o) The Guarantor shall cease to own or control, directly or indirectly, at least fifty one percent (51%) of the outstanding capital stock of the Company or Wayne L. Knyal shall cease to be actively involved in the operations of the Company;

                                     THEN:

Automatically upon the occurrence of an Event of Default under Paragraph 8(f)
                                                               --------------
above, at the option of any Lender upon the occurrence of an Event of Default under Paragraph 8(a) above and, in all other cases, at the option of the
      --------------
Majority Lenders, each Lender's obligation to make Loans shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company and the Agent and the Lenders may immediately exercise all rights, powers and remedies available to them at law, in equity or otherwise, including, without limitation, under the Security Agreement, the Guaranty and the other Loan Documents.

          9.  The Agent.
              ---------

              9(a)  Appointment.  Each Lender hereby irrevocably designates and
                    -----------
appoints the Agent as the agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes the Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent. The Company shall pay to the Agent an agency fee in such amount and at such times as the Agent and the Company may from time to time agree in writing.

              9(b)  Delegation of Duties. The Agent may execute any of its
                    --------------------
duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence of misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

              9(c)  Exculpatory Provisions. Neither the Agent nor any of its
                    ----------------------
officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations hereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements continued in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company.

               9(d)  Reliance by Agent. The Agent shall be entitled to rely, and
                     -----------------
shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any note as the owner thereof for all purposes. As to the Lenders: (1) the Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Leaders or all of the Lenders, as appropriate, or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from the Agent's gross negligence or willful misconduct), and (2) the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders or all of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                9(e)    Notice of Default.  The Agent shall not be deemed to
                        -----------------
have knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Company referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Majority Lenders (or any Lender with respect to an Event of Default under Paragraph 8(a)
                                                                 --------------
above); provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                9(f)    Non-Reliance on Agent and Other Lenders. Each Lender
                        ---------------------------------------
expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                9(g)    Indemnification. The Lenders agree to indemnify the
                        ---------------
Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations.

              9(h)  Agent in Its Individual Capacity.  The Agent and its
                    --------------------------------
affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though the Agent were not the Agent hereunder. With respect to such loans made or renewed by them and any Note issued to them, the Agent shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

              9(i)  Successor Agent.  The Agent may resign as Agent under the
                    ---------------
Loan Documents upon thirty (30) days' notice to the Lenders and agrees that it will so resign in the event it ceases to hold any Percentage Share of the Obligations. If the Agent shall resign, then the Majority Lenders shall appoint from among the Lenders a successor agent or, if the Majority Lenders are unable to agree on the appointment of a successor agent, the Agent shall appoint a successor agent for the Lenders (which successor agent shall, in either case and assuming that there does not exist a Potential Default or Event of Default, be reasonably acceptable to the Company), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the Loan Documents or successors thereto. After any retiring Agent's resignation hereunder as Agent, the provisions of this Paragraph 9 shall inure to its benefit as to any actions taken or omitted
     -----------
to be taken by it while it was Agent under the Loan Documents.

              9(j)  Collateral Matters.
                    ------------------

                    (1) The Agent is authorized on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon Collateral granted pursuant to the Security Agreement.

                    (2) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Credit Limit and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan

   Documents; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Company under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company to be, renewed or extended;
   (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or
   (vi) if approved, authorized or ratified in writing by all the Lenders.
   Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection.

                  (3) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Company or any of its Subsidiaries) that the Company's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Lender.

        10.  Miscellaneous Provisions.
             ------------------------

             10(a)  No Assignment.  The Company may not assign its rights or
                    -------------
obligations under this Agreement without the prior written consent of one hundred percent (100%) of the Agent and the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

             10(b)  Amendment.  This Agreement may not be amended or terms or
                    ---------
provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders, the Agent and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Agent and the Lenders and (other than with respect to subparagraph (3) below) the Company, no amendment or waiver shall: (1) reduce the principal of, or rate of interest or fees on, the Loans, (2) modify the Credit Limit, (3) modify any Lender's Percentage Share thereof, (4) modify the definition of "Majority Lenders," (5) extend the Maturity Date or (6) amend this Paragraph 10(b). It is
                                                         ---------------
expressly agreed and understood that the failure by the required Lenders to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Lenders to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

             10(c)  Cumulative Rights; No Waiver.  The rights, powers and
                    ----------------------------
remedies of the Lenders hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

           10(d) Entire Agreement.  This Agreement and the documents and
                 ----------------
agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

           10(e) Survival.  All representations, warranties, covenants and
                 --------
agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

           10(f) Notices.  All notices given by any party to the others shall
                 -------
be in writing unless otherwise provided for herein, delivered by facsimile transmission, personally or by depositing the same in the United States mail, registered or certified, with postage prepaid, addressed to the party as set forth on Schedule 1 attached hereto, as such Schedule 1 may be amended from
         ----------                          ----------
time to time. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

           10(g) Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of California.

           10(h) Assignments, Participations, Etc.
                 --------------------------------

                 (1) Any Lender may at any time, with the consent of the Agent and, but only so long as there does not exist an Event of Default, the Company, assign and delegate to one or more financial institutions (each an "Assignee") all, or any ratable part of all, of the Loans and the other rights and obligations of such Lender hereunder in a minimum amount of $5,000,000.00; provided, however, that the Company and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment institutions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance Agreement together with any Note or Notes subject to such assignment; and (iii) the Agent shall have been paid a fee on account of such assignment in the amount of $2,500.00. From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance Agreement, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned to it pursuant to such Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under the Loan Documents. Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance Agreement, which notice shall also be sent by the Agent to each Lender, the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Loan funding commitment. Upon the effective date of such assignment, this Agreement and the other Loan Documents shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Percentage Share arising therefrom.

              (2) Any Lender may at any time sell to one or more financial institutions or other Persons (each a "Participant") participating interests in any Loans, the funding commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) following such sale that Lender shall continue to hold a Percentage Share of the Credit Limit of not less than $5,000,000.00.

              (3) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Lender or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Lender.

       10(i)  Counterparts.  This Agreement and the other Loan Documents may be
              ------------
executed in any number of counterparts, all of which together shall constitute one agreement.

       11(j)  Sharing of Payments.  If any Lender shall receive and retain any
              -------------------
payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Percentage Share thereof, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender is hereby authorized by the Company to exercise any and all rights of setoff, counterclaim or bankers' lien against the full amount of the Obligations, whether or not held by such Lender. Each Lender hereby agrees to exercise any such rights first against the Obligations and only then to any other Indebtedness of the Company to such Lender.

          10(k)  Consent to Jurisdiction.  SUBJECT TO PARAGRAPH 10(m) BELOW, ANY
                 -----------------------              ---------------
LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          10(l)  Waiver of Jury Trial.  SUBJECT TO PARAGRAPH 10(m) BELOW, THE
                 --------------------              ---------------
COMPANY, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          10(m)  Dispute Resolution.  It is understood and agreed that upon the
                 ------------------
request of any party hereto any dispute, claim, or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereinafter arising out of, pertaining to or in connection with this Agreement or the other Loan Documents, or any related agreements, documents, or instruments, shall be resolved through final and binding arbitration administered by Judicial Arbitration & Mediation Services, Inc. ("J.A.M.S."). The hearing shall be conducted at a location determined by the arbitrator in Los Angeles, California and shall be administered by and in accordance with the then existing Rules of Practice and Procedure of

Judicial Arbitration & Mediation Services, Inc., and judgment upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. The arbitrator shall determine which is the prevailing party or parties and shall include in the award that party's or parties' reasonable attorney's fees and costs. As soon as practicable after selection of the arbitrator, the arbitrator or his/her designated representative shall determine a reasonable estimate of anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter each party shall, within ten days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend that claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay under this paragraph, nor any other provision of this dispute resolution provision, shall limit the right of any party to obtain provisional or ancillary remedies such as injunctive relief from any court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for the pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration.

          10(n).  Indemnity.
                  ---------

                  (1) Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify and hold the Agent and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including attorney's fees and expenses, including the allocated cost of internal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Paragraph 10(n)(1) shall survive payment of all other Obligations.
     ------------------

                  (2) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be an authorized Person and the Agent and the Lenders shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

          10(o)  Marshalling: Payments Set Aside.  Neither the Agent nor the
                 -------------------------------
Lenders shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent or the Lenders, or the Agent or the Lenders enforce their Liens or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any insolvency proceeding, or otherwise, then (1) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and (2) each Lender severally agrees to pay to the Agent upon demand its ratable share of the total amount so recovered from or repaid by the Agent.

          10(p)  Set-off.  In addition to any rights and remedies of the Lenders
                 -------
provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

          10(q)  Severability.  The illegality or unenforceability of any
                 ------------
provision of this Agreement or any other Loan Document or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

          10(r)  No Third Parties Benefited.  This Agreement and the other Loan
                 --------------------------
Documents are made and entered into for the sole protection and legal benefit of the Company, the Lenders and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

     11.  Definitions.  For purposes of this Agreement, the terms set forth
          -----------
below shall have the following meanings:

          "Affiliate" shall mean, as to any Person, any other Person directly or
           ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means with respect to any business entity the power to direct the management and policies of such business entity.

          "Agent" shall have the meaning given such term in the introductory
           -----
paragraph hereof and shall include any successor to Sanwa as the initial "Agent" hereunder.

          "Aggregate Collateral Value of the Borrowing Base" shall mean at any
           ------------------------------------------------
date the sum of the Collateral Values of all Eligible Program Contracts included in the Borrowing Base at such date.

          "Agreement" shall mean this Agreement, as the same may be amended,
           ---------
extended or replaced from time to time.

          "Applicable COF Rate" shall mean with respect to any Interest Period,
           -------------------
the COF Rate for such Interest Period plus two percent (2.00%).

          "Assignee" shall have the meaning given such term in
           --------
Paragraph 10(h)(1) above.
------------------

          "Assignment and Acceptance Agreement" shall mean an agreement in the
           -----------------------------------
form of that attached hereto as Exhibit H.
                                ---------

          "Borrowing Base" shall mean at any date all Eligible Program Contracts
           --------------
in which the Agent holds for the benefit of the Lenders a first priority, perfected security interest at such date.

          "Borrowing Base Certificate" shall mean a report in form acceptable to
           --------------------------
the Agent, duly certified by a responsible officer of the Company.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
day on which banks in Los Angeles, California are authorized or obligated to close their regular banking business.

          "COF Rate" shall mean, with respect to any Interest Period for a COF
           --------
Loan, a percentage equivalent to the rate per annum quoted in London by banks in the interbank eurocurrency market for deposits in immediately available U.S. dollars in an amount equal to the amount of such COF Loan for a period of time equal to such Interest Period on the first day of such Interest Period which Sanwa determines in its sole and absolute discretion to be equal to Sanwa's cost of acquiring funds (adjusted for any and all assessments, surcharges and reserve requirements pertaining to the borrowing or purchase by Sanwa of such funds) in an amount approximately equal the amount of the relevant COF Loan for a period of time approximately equal to the relevant Interest Period.

          "COF Rate Loans" shall mean Loans hereunder during such time as they
           --------------
are made and/or being maintained at a rate of interest based upon the COF Rate.

          "Collateral" shall mean, collectively and severally, the personal
           ----------
property collateral described as such in the Security Agreement.

          "Collateral Value" shall mean at any date with respect to any Eligible
           ----------------
Program Contract, ninety five percent (95%) of: (a) in the case of each Equipment Sale Contract, the outstanding principal balance of the promissory note evidencing the same at such date, and (b) in the case of each Equipment Lease, the net lease receivable thereunder, computed in accordance with GAAP.


          "Commonly Controlled Entity" of a Person shall mean a Person, whether
           --------------------------
or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

          "Contact Office" shall mean the office of Sanwa located at 601 South
           --------------
Figueroa Street, W8-6, Los Angeles, California 90017 or such other office as Sanwa may notify the Company and the Lenders from time to time in writing.

          "Contractual Obligation" as to any Person shall mean any provision of
           ----------------------
any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Credit Limit" shall mean $15,000,000.00, as such amount may be
           ------------
increased or decreased by written agreement of the Agent, the Company and one hundred percent (100%) of the Lenders.

          "Current Assets" shall mean for any Person, as of any date of
           --------------
determination, all amounts which would, in accordance with GAAP, be included under current assets on a balance sheet of such Person; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of such Person unless such Indebtedness arose in connection with the sale of goods or other property in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) the equity value of any shares of stock issued by an Affiliate of such Person, (c) the cash surrender value of any life insurance policy, or (d) any intangibles.

     "Current Liabilities" shall mean for any Person, as of any date of
      -------------------
determination, all amounts which would, in accordance with GAAP, be included under current liabilities on a balance sheet of such Person.

          "EBITDA" shall mean for any period the sum of (a) net income (or net
           ------
loss) plus (b) all amounts treated as expenses for interest, amortization, depreciation, taxes (to the extent included in the determination of net income (or net loss)), and other non-cash charges for such period.

     "Eligible Program Contract" shall mean a Program Contract for which each
      -------------------------
of the following statements is accurate and complete (and the Company by including such Program Contract in any computation of the Aggregate Collateral Value of the Borrowing Base shall be deemed to represent and warrant to the Agent and the Lenders the accuracy and completeness of such statements):

          (a) Said Program Contract is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms;

          (b) Said Program Contract is genuine, in all respects as appearing on its face or as represented in the books and records of the Company, and all information set forth therein is true and correct;

          (c) Except to the extent permitted pursuant to subparagraph (d) below, said Program Contract is free of all default of any party thereto, including, without limitation, the Company, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

          (d) No payment under said Program Contract is more than thirty (30) days past due;

          (e) Said Program Contract is free of waivers, concessions and understandings with the Obligor thereon of any kind other that such as have been disclosed to and approved by the Agent in writing;

          (f) Said Program Contract is, and at all times will be, free and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of the Agent for the benefit of the Lenders;

          (g) Said Program Contract was originated in the ordinary course of the Company's business, consistent in all respects with Requirements of Law, including, without limitation, usury laws;

          (h) The Obligor on said Program Contract: (1) is located within the United States of America or the District of Columbia; (2) is not the subject of any bankruptcy or insolvency proceeding, nor has a trustee or receiver been appointed for all or a substantial part of its property, nor has said Obligor made an assignment for the benefit of creditors, admitted its inability to pay its debts as they mature or suspended its business; (3) is not affiliated, directly or indirectly, with the Company, as a Subsidiary or other Affiliate, employee or otherwise; (4) is not a state or federal governmental department, commission, board, bureau or agency; and (5) is not in default or delinquent under any other Program Contract held by the Company;

         (i) The aggregate amount payable by the Obligor on said Program Contract at the date of origination was not less than $50,000.00 nor more than $500,000.00 unless otherwise approved by the Agent in writing;

         (j) The aggregate amount payable by the Obligor on said Program Contract when added to the aggregate amount payable by such Obligor on all other Program Contracts held by the Company from such Obligor does not exceed the greater of: (1) $1,500,000.00, and (2) ten percent (10%) of the Credit Limit;

         (k) The term of said Program Contract at origination and after giving effect to any renewals and extensions contemplated thereby did not exceed eighty four (84) months;

         (l) The Required Documents for such Program Contract have been delivered to the Agent;

         (m) If the Obligor on said Program Contract is a franchisee under a "Tier 2 Concept" or "Tier 3 Concept" (as set forth in the Underwriting Guidelines), the Collateral Value of said Program Contract when added to the Collateral Value of all other Program Contracts of similar Obligors included in the calculation of the Aggregate Collateral Value of the Borrowing Base does not exceed the greater of: (1) $1,500,000.00, and (2) thirty percent (30%) of the aggregate dollar amount of Loans outstanding;

         (n) Unless said Program Contract is an Equipment Lease which is a "true" or "operating" lease, said Program Contract is secured by a validly perfected, first priority security interest in favor of the Company as secured party in the equipment which is the subject of such Program Contract;

         (o) There is only one original executed copy of such Program Contract;

         (p) Said Program Contract constitutes "chattel paper" as defined in the Uniform Commercial Code of the jurisdiction under which the perfection of the Agent's security interest therein will be determined;

         (q) The Company has indicated in its books and records, including, without limitation, in its computer files, that said Program Contract has been pledged to the Agent for the benefit of the Lenders; and

         (r) Said Program Contract is otherwise satisfactory to the Agent, in its sole discretion.

     "Equipment Lease" shall mean a written lease or rental agreement entered
      ---------------
into by the Company in the ordinary course of its business pursuant to which the Company leases equipment included in the Company's inventory to the Obligor thereon, which lease may be a "true" or "cooperating" lease or a "financing" lease.

           "Equipment Sale Contract" shall mean a written agreement pursuant to
            -----------------------
which the Company in the ordinary course of its business sells equipment included in the Company's inventory to the Obligor thereunder, including, without limitation, the promissory note evidencing the obligor's agreement to pay for such equipment and a security agreement covering the subject equipment as collateral security for such note.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as the same may from time to time be supplemented or amended.

          "Event of Default" shall have the meaning given such term in
           ----------------
Paragraph 8 above.
-----------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantor" shall mean Imperial Credit Industries, Inc., a California
           ---------
corporation.

          "Guaranty" shall have the meaning given such term in Paragraph 3(b)
           --------                                            --------------
above.

          "Hazardous Materials" shall mean any flammable materials (excluding
           -------------------
wood products normally used in construction), explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal, state, or local laws or regulations.

          "Hazardous Materials Claims" shall mean any enforcement, cleanup,
           --------------------------
removal or other governmental or regulatory action or order with respect to the Property, pursuant to any Hazardous Materials Laws, and/or any claim asserted in writing by any third party relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.


          "Hazardous Materials Laws" shall mean any applicable federal, state or
           ------------------------
local laws, ordinances or regulations relating to Hazardous Materials.

          "Indebtedness" of any Person shall mean all items of indebtedness
           ------------
which, in accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

          "Interest Expense" shall mean for any period all interest and similar
           ----------------
charges actually paid on account of Indebtedness of the Company and its Subsidiaries during such period.

          "Interest Period" shall mean with respect to any Loan which is a
           ---------------
COF Loan, the period commencing on the date such Loan is advanced and ending 30, 60, 90 or 180 days thereafter, as designated in the related Loan Request; provided, however, that (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, and (b) no Interest Period shall end after date set forth in subparagraph (a) of the definition of the "Maturity Date".

          "Interim Date" shall mean September 30, 1996.
           ------------

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim
           ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

          "Loan Documents" shall mean this Agreement, the Security Agreement,
           --------------
the Notes, the Guaranty, the Subordination Agreement and each other document, instrument or agreement executed by the Company and the Guarantor in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

          "Loan Request" shall mean a request for a Loan in form satisfactory to
           ------------
the Agent.

          "Loans" shall have the meaning given in Paragraph 1(a) above.
           -----                                  --------------

          "Majority Lenders" shall mean the Lenders holding not less than fifty
           ----------------
one percent (51%) of the Percentage Shares; provided, however, that at any time during which the number of Lenders hereunder are less than three, the term "Majority Lenders" shall mean one hundred percent (100%) of the Lenders.

          "Maturity Date" shall mean the earlier of: (a) September 30, 1997, as
           -------------
such date may be extended from time to time in writing by one hundred percent (100%) of the Lenders, in their sole discretion, and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 8 above.
-----------

          "Multiemployer Plan" as to any Person shall mean a Plan of such Person
           ------------------
which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Profit After Taxes" shall mean for any Person for any period, the
           ----------------------
pre-tax net income (or net loss) of such Person for such period, determined in accordance with GAAP, less all accrued taxes on or measured by income to the
                      ----
extent included in the determination of such net income (or loss); provided, however, that net income (or net loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, as determined under GAAP.

          "Notes" shall have the meaning given such term in Paragraph 2(b)
           -----                                            --------------
above.

          "Obligations" shall mean any and all debts, obligations and
           -----------
liabilities of the Company to the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

          "Obligor" shall mean the Person or Persons obligated to pay the
           -------
indebtedness which is the subject of a Program Contract.

          "Participant" shall have the meaning given such term in
           -----------
Paragraph 10(h)(2) above.
------------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Percentage Share" shall mean, for any Lender at any date that
           ----------------
percentage which the dollar commitment of such Lender bears to the aggregate dollar commitment of all Lenders hereunder, as set forth on Schedule 2 attached
                                                            ----------
hereto, as said Schedule 2 may be amended from time to time.
                ----------

          "Permitted Other Debt" shall mean that Indebtedness described on
           --------------------
Exhibit I attached hereto.
---------

          "Permitted Other Liens" shall mean Liens securing Indebtedness
           ---------------------
described as "Permitted Other Secured Debt" on Exhibit I attached hereto.
                                               ---------

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

          "Plan" shall mean as to any Person, any pension plan that is covered
           ----
by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

          "Potential Default" shall mean an event which but for the lapse of
           -----------------
time or the giving of notice, or both, would constitute an Event of Default.

          "Proceeds" shall mean whatever is receivable or received when
           --------
Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

          "Program Contract" shall mean an Equipment Lease or an Equipment Sale
           ----------------
Contract originated by the Company in the ordinary course of the Company's business.

     "Property" shall mean, collectively and severally, any and all real
      --------
property, including all improvements and fixtures thereon, owned or occupied by the Company.

     "Reference Rate" shall mean the fluctuating per annum rate announced from
      --------------
time to time by Sanwa in Los Angeles, California, as its "Reference Rate". The Reference Rate is a rate set by Sanwa based upon various factors including Sanwa's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below the Reference Rate.

     "Reference Rate Loans" shall mean Loans hereunder during such time as they
      --------------------
are made and/or being maintained at a rate of interest based upon the Reference Rate.

     "Related Program Contract" shall mean with respect to any Loan, the
      ------------------------
Eligible Program Contract presented for inclusion in the Borrowing Base at the time of, and as a condition to, the funding of such Loan.

     "Reportable Event" shall mean a reportable event as defined in Title IV of
      ----------------
ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

     "Required Documents" shall mean with respect to any Program Contract those
      ------------------
documents, instruments and agreements described on Exhibit J attached hereto.
                                                   ---------

     "Requirements of Law" shall mean as to any Person the Certificate of
      -------------------
Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Financial Officer" of any Person shall mean the chief
      -----------------------------
financial officer or treasurer of such Person or any other officer of such Person who is actively involved in the day to day financial operations of such Person.

     "Security Agreement" shall have the meaning given such term in
      ------------------
Paragraph 3(a) above.
--------------

     "Single Employer Plan" shall mean as to any Person any Plan of such Person
      --------------------
which is not a Multiemployer Plan.

     "SPTL" shall mean Southern Pacific Thrift and Loan, a California industrial
      ----
loan company.

     "SPTL Asset Purchase Agreement" shall mean that certain Master Loan Sale
      -----------------------------
Agreement dated as of August 23, 1995 by and between SPTL and the Company pursuant to which the Company agreed to purchase certain assets of SPTL as provided more particularly therein.

     "Statement Date" shall mean December 31, 1995.
      --------------

     "Subordination Agreement" shall have the meaning given such term in
      -----------------------
Paragraph 3(b) above.
          ---


     "Subsidiary" shall mean any corporation more than fifty percent (50%) of
      ----------
the stock of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of the corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries and any other partnership, joint venture or other business combination whose management and policies are controlled by or under common control with the Company or any of its Subsidiaries.

     "Tangible Net Worth" shall mean for any Person at any time of
      ------------------
determination, total assets (exclusive of equity investments in Subsidiaries and other Persons, notes receivable from Affiliates, goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and premium, deferred charges and other like intangibles) less Total Liabilities (including accrued and deferred income taxes but excluding subordinated debt), at such time.

     "Total Liabilities" shall mean for any Person at any time of determination,
      -----------------
all liabilities of such Person which in accordance with GAAP would be shown on the liability side of a balance sheet of such Person but excluding subordinated debt, as determined in accordance with GAAP.

                "Underwriting Guidelines" shall mean the underwriting guidelines
                 -----------------------
of the Company dated as of August 22, 1996, a copy of which are attached hereto as Exhibit K, as the same may be amended form time to time with prior written
   ---------
notice to the Agent.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above written.

                          SANWA BANK CALIFORNIA, as Agent and
                          a Lender


                          By:
                               ---------------------------------
                               John C. Hyche, Vice President


                          By:
                               ----------------------------------
                               Robinson T. Kaspar, Vice President


                          FRANCHISE MORTGAGE ACCEPTANCE
                          COMPANY, L.L.C., a California limited
                          liability company


                          By:  /s/ John Rinaldi
                               ----------------------------------
                               John Rinaldi, Senior Vice President

                             SCHEDULE OF EXHIBITS
                             --------------------

EXHIBIT   DOCUMENT
-------   --------
    A     Form of Note

    B     Form of Security Agreement

    C     Form of Guaranty

    D     Form of Subordination Agreement

    E-1   Form of Officer's Certificate (Company)

    E-2   Form of Officer's Certificate (Guarantor)

    F     Litigation Schedule

    G     Schedule of Subsidiaries

    H     Form of Assignment and Acceptance Agreement

    I     Schedule of Permitted Other Debt

    J     Schedule of Required Documents

    K     Underwriting Guidelines


Schedule 1:  Schedule of Addresses for Notice Purposes

Schedule 2:  Schedule of Percentage Shares

                                                                       EXHIBIT A
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF

                                     NOTE
                                     ----

                                                              February 28, 1997


     FOR VALUE RECEIVED, the undersigned, FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited company organized under the laws of the State of California (the "Company"), hereby-unconditionally promises to pay to the order of _____________________(the "Lender"), at the office of SANWA BANK CALIFORNIA
(the "Agent"), located at 601 South Figueroa Street, Los Angeles, California 90017, or such other place as the Agent may designate in writing, in lawful money of the United States, on the dates required under that certain Credit Agreement dated as of February 28, 1997 among the Company, the Agent, and the lenders signatory thereto, including the Lender (as the same may be amended, extended or replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement), the principal amount of Lender's Percentage Share of each Loan outstanding under the Credit Agreement.

     The Company further agrees to pay interest in like money and funds to the Agent at the location indicated above, on the unpaid principal amount hereof from the date advanced on the dates and at the applicable rates set forth in the Credit Agreement.

     The holder of this Note is hereby authorized to record the date and amount of the Lender's Loans, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or record such information by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall constitute prima facie evidence, absent manifest error, of the accuracy of the
           -----------
information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Loan Documents.

     This Note is one of the Notes referred to in, and entitled to all the benefits of, the Credit Agreement and the other Loan Documents. Reference is hereby made to the Loan Documents for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

                This Note shall be governed by and construed in accordance with the laws of the State of California.



                                 FRANCHISE MORTGAGE ACCEPTANCE
                                 COMPANY, L.L.C., a California limited liability Company




                                 By: /s/
                                    -------------------------------------
                                 Name:
                                       ----------------------------------
                                 Title:
                                       ----------------------------------

                                                                       EXHIBIT B
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF

                   SECURITY AND COLLATERAL AGENCY AGREEMENT
                   ----------------------------------------

     THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated this 28th day of February, 1997, by and between FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company"), and SANWA BANK CALIFORNIA, acting in its capacity as Agent for the Lenders participating in (and as the terms "Agent," "Lenders" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of February 28, 1997 by and among the Company, the Agent and the Lenders (as the same may be amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS
                                   --------

     A. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth in therein and in the other Loan Documents.

     B. As a condition precedent to the agreement of the Lenders to enter into the Credit Agreement and to make Loans thereunder, the Company is required to execute and deliver to the Agent for the benefit of the Lenders this Security Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Appointment.  By executing a copy of or otherwise becoming a "Lender"
         -----------
under the Credit Agreement, each Lender shall automatically be deemed to appoint the Agent to act as secured party, agent, custodian and bailee for the exclusive benefit of Lenders with respect to the Collateral (as defined in Paragraph 2
                                                                 -----------
below). The Agent hereby accepts such appointment and agrees to maintain and hold all Collateral as secured party, agent, custodian and bailee for the exclusive benefit of Lenders. The Agent agrees to act in accordance with this Security Agreement and acknowledges and agrees that the Agent is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder and under the other Loan Documents.

     2.  Grant of Security Interest.  The Company hereby pledges, mortgages,
         --------------------------
assigns and grants to the Agent for the equal, ratable benefit of the Lenders in accordance with their respective Percentage Shares, and to the Lenders, a first priority perfected security interest in the property described in Paragraph 3
                                                                  -----------
below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

     3.  Collateral.  The Collateral shall consist of all now existing and
         ----------
hereafter arising right, title and interest of the Company in each of the following:

         (a) All Program Contracts, now existing and hereafter arising, the Required Documents for which have been delivered to the Agent or which are otherwise included in the calculation of the Aggregate Collateral Value of the Borrowing Base ("Subject Program Contracts"), including, without limitation, all Equipment Leases and Equipment Sales Contracts and the documents, instruments and agreements evidencing the same, as the same may be amended, extended or replaced from time to time;

         (b) All now existing and hereafter arising rights to payment under or with respect to the Subject Program Contracts, including, without limitation, all rental and lease payments, sales payments, early termination payments, casualty loss payments and indemnity payments, whether payable by the Obligors under such Subject Program Contracts or by third parties, including without limitation under policies of insurance and guaranties;

         (c) All now existing and hereafter acquired inventory of the Company which at any time is covered by a Subject Program Contract and all additions and accessions thereto and replacements therefor and all rights of the Company in the personal property which is at any time covered by a Subject Program Contract which property does not constitute inventory of the Company and all additions and accessions thereto;

         (d) All Liens, including, without limitation, consensual security interests, on personal property (tangible and intangible) now existing or hereafter arising held by the Company as collateral security for the obligations of the Obligors under the Subject Program Contracts and all property which is the subject of such Liens;

         (e) All now existing and hereafter arising rights of the Company against vendors of the properties which are covered by Subject Program Contracts;

         (f) Account No. 0493-24551 maintained at Sanwa Bank California and any and all funds at any time held therein;

         (g) All now existing and hereafter acquired books and records relating to the foregoing Collateral and all equipment containing such books and records (including, without limitation, computer data and storage media); and

         (h) All products and all Proceeds of any of the foregoing.

    4.  Representations and Warranties.  In addition to all representations and
        ------------------------------
warranties of the Company set forth in the Loan Documents, which are incorporated herein by the reference, the Company hereby represents and warrants that:

        (a) The Company is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof);

        (b) No person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral;

        (c) All information heretofore, herein or hereafter supplied to the Agent or any Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and

        (d) The Company has delivered to the Agent all instruments, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as are deemed necessary by the Agent to perfect the security interest granted hereunder therein.

        (e) There exists only one executed original for each document, instrument or agreement in connection with the Subject Program Contracts delivered by the Company to the Agent.

     5.  Convenants and Agreements of the Company.  In addition to all covenants
         ----------------------------------------
and agreements of the Company set forth in the Loan Documents, which are incorporated herein by this reference, the Company hereby agrees:

         (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

         (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with the Agent and/or the Lenders related hereto, or any Requirement of Law or Contractual Obligation affecting the Collateral;

         (c) To pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

         (d) To appear in and defend any action or proceeding which may affect its title to or the Agent's interest on behalf of the Lenders in the Collateral;

         (e) Not to surrender or lose possession of (other than to the Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except those approved in writing by the Agent and the Lenders; provided, however, that, unless an Event of Default shall have occurred and be continuing, the Company may, in the ordinary course of business, sell or lease any Collateral consisting of inventory and transfer funds from deposit accounts included in the Collateral;

        (f) To account fully for and promptly deliver to the Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed or assigned to the Agent or in blank, as requested by the Agent, and until so delivered all such documents, instruments, agreements and proceeds shall be held by the Company in trust for the Lenders, separate from all other property of the Company.

        (g) To keep separate, accurate and complete records of the Collateral and to provide the Agent and each of the Lenders with such records and such other reports and information relating to the Collateral as the Agent or any Lender may reasonably require from time to time;

        (h) To give the Agent thirty (30) days prior written notice of any change in the Company's chief place of business or legal name or trade name(s) or style(s) referred to in Paragraph 9 below;
                           -----------

        (i) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 9 below and not to remove such records from such
               -----------
location(s) without the prior written consent of the Agent;

        (j) To keep the Collateral consisting of inventory at the location(s) referred to in Paragraph 9 below prior to the sale thereof in the ordinary
               -----------
course of business; and

        (k) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral.

     6.  Authorized Action by Secured Party.  The Company hereby agrees that
         ----------------------------------
from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Agent with respect to the Collateral, the obligations of the Company hereunder or the Obligations, the Agent may, but shall not be obligated to and shall incur no liability to the Company, any Lender or any third party for failure to, take any action which the Company is obligated by this Security Agreement to do and to exercise such rights and powers as the Company might exercise with respect to the Collateral, and the Company hereby irrevocablY appoints the Agent as its attorney-in-fact to exercise such rights and powers, including, without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (e) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) subject to the provisions of Paragraph 7 below, notify any Obligor on any Collateral to make
              -----------
payment directly to the Agent. The Company hereby grants to the Agent for the benefit of the Lenders an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of the Company to take all such action permitted under this Paragraph 6.
                            -----------

     7.  Collection of Collateral Payments.
         ---------------------------------

         (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Agent or any Lender may reasonably request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Lenders, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof except in the ordinary course of business. Following the occurrence of an Event of Default, upon the request of the Agent, the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof directly to the Agent to such account or accounts as the Agent may designate in writing and to execute all instruments and take all action required by the Agent to ensure the rights of the Agent for the benefit of the Lenders in the Collateral.

         (b) Upon the request of the Agent at the direction of all the Lenders, the Company will, forthwith upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Agent) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Agent, such items will be held in trust for the Agent and the Lenders and will not be commingled by the Company with any of its other funds or property. Thereafter, the Agent is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Agent on account of any Collateral Payment if the Agent believes such endorsement is necessary or desirable for purpose of collection.

         (c) The Company will indemnify and save harmless the Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Agent relating to any moneys received by the Agent on account of any Collateral Payment and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 2 above.
                                                    -----------

     8.  Remedies.  Upon the occurrence of an Event of Default the Agent shall,
         --------
at the direction of all the Lenders, and without notice to or demand on the Company and in addition to all rights and remedies available to the Lenders under the Loan Documents, at law, in equity or otherwise, do any one or more of the following:

          (a) Foreclose or otherwise enforce the Agent's security interest in any manner permitted by law, or provided for in this Security Agreement;

          (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine;

          (c) Recover from the Company all costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Agent or any Lender in exercising any right, power or remedy provided by this Security Agreement;

          (d) Require the Company to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent;

          (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process; and

          (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by the Company.

          The Company shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice the Company hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Security Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

      9.  Residence; Collateral Location; Records Location.  The Company
          ------------------------------------------------
represents that its chief place of business is as set forth on Schedule 1
                                                               ----------
attached hereto; that the only trade name(s) or style(s) used by the Company are set forth on said Schedule 1; that, except as otherwise disclosed to the Agent
                  ----------
in writing, the Company's records concerning the Collateral
are located at its chief place of business; and that Collateral consisting of inventory is located at the addresses set forth in said Schedule 1.
                                                        ----------

            EXECUTED as of the 28th day of February, 1997.


                             FRANCHISE MORTGAGE ACCEPTANCE
                             COMPANY, L.L.C., a California limited liability company

                             By:
                                 --------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------


                             SANWA BANK CALIFORNIA, a California
                             banking corporation, as Agent for the benefit of the Lenders


                             By:
                                 --------------------------------
                             Name:
                                  -------------------------------
                             Title:
                                   ------------------------------

                                                                      SCHEDULE 1
                                                                      ----------
                                                  to Borrower Security Agreement


                     CHIEF PLACE OF BUSINESS; TRADENAMES;
                  LOCATION OF BOOKS AND RECORDS AND INVENTORY

Chief Place of Business:   Five Greenwich Office Park
                           Greenwich, Connecticut 06831

Tradenames:    FMAC
               Imperial Golf

Location of Books and Records and Inventory:  Five Greenwich Office Park
                                              Greenwich, Connecticut 06831

                                                                       EXHIBIT C
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF
                                    -------

                             CONTINUING GUARANTY

        THIS CONTINUING GUARANTY (the "Guaranty") is made and dated as of the 28th day of February, 1997, by IMPERIAL CREDIT INDUSTRIES, INC., a California corporation ("Guarantor").


                                   RECITALS

        A. Pursuant to that certain Credit Agreement dated as of February 28, 1997 (as the same may be amended, extended or replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) by and among Franchise Mortgage Acceptance Company, L.L.C. (the "Company"), the Lenders party thereto from time to time, and Sanwa Bank California, as agent for the Lenders (in such capacity, the "Agent"), the Lenders have agreed to make Loans to the Company on the terms and subject to the conditions set forth in the Credit Agreement.


        B. Pursuant to the Credit Agreement and as a condition precedent to the obligation of the Lenders to make Loans thereunder, Guarantor is required to execute and deliver this Guaranty to the Agent for the benefit of the Lenders.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:


                                   AGREEMENT

        1. Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This is a continuing guaranty relating to any and all Obligations including those arising under successive transactions which shall either continue the Obligations or from time to time renew the same after such have been satisfied.

     2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or Guarantor, and unconditionally promises to pay such Obligations to Agent for the benefit of Lenders, or order, on demand, in lawful money of the United States.

     3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of Guarantor, or (f) any payment made to Lenders or Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

     4. (a) The obligations of Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to Guarantor.

         (b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish each Lender with copies of any tax receipts or such other evidence of payment as Lenders or Agent may require. Guarantor shall not be liable for such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender is organized or maintains a lending office.

     5. Guarantor authorizes Lenders and Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to

(a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders and Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. Lenders and Agent may without notice to or the further consent of the Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

     6. It is not necessary for Lenders or Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     7. Guarantor waives any right to require Lenders or Agent to: (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in Lenders' power whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of the Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. Lenders and Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lenders and Agent may have against the Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Company or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other Guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders or Agent have against the Company or any collateral which the Lenders and Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithsanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by the Company to the Lenders or Agent is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lenders or Agent and shall forthwith be paid to the Lenders or Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders or Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lenders or Agent may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders' or Agent's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that neither Lenders nor Agent shall have any duty to advise Guarantor of information known to any of them regarding such circumstances or risks. The Agent hereby agrees to use reasonable efforts to give a copy to Guarantor of any formal written notice to the Company of the occurrence of an Event of Default under the Credit Agreement; provided; however, that the failure of the Agent to provide any such notice shall not in any manner or to any extent affect the obligations of Guarantor hereunder.

     8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees (including the allocated costs of internal counsel) and all other costs and expenses incurred by Lenders and Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lenders and Agent and their successors, transferees, and assigns.

     9. Guarantor hereby represents and warrants to the Agent and the Lenders as follows:

         (a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of California and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on Guarantor or its property and/or business or on the ability of Guarantor to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor or Guarantor and its consolidated Subsidiaries taken as a whole.

         (b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligation of Guarantor or create or result in the creation of any Lien on any assets of Guarantor.

          (d) No consent, approval, authorization of, or registration, declaration or filing with any Person is required on the part of Guarantor in connection with the execution and delivery of this Guaranty or the performance of or compliance with the terms, provisions and conditions hereof.

     10. Guarantor hereby covenants and agrees with the Agent and the Lenders that as long as any Obligations remain unpaid or any Lender has any obligation to make Loans under the Credit Agreement, Guarantor shall not:

          (a) Permit Guarantor's consolidated Tangible Net Worth as of the last day of any calendar quarter to be less than the sum of: (1) $180,000,000.00, plus (2) on a cumulative basis (with no deduction for losses) for each calendar quarter after September 30, 1996, fifty percent (50%) of Net Profit After Taxes during such calendar quarter; or

          (b) Permit Guarantor's consolidated Net Profit After Taxes for any calendar quarter to be less than $1.00.

     11. Guarantor shall furnish or cause to be furnished to the Agent and each of the Lenders directly:

          (a) Within ninety (90) days after the last day of each fiscal year of Guarantor, consolidated and consolidating statements of income and statements of changes in financial position of Guarantor for such year and balance sheets as of the end of such year presented fairly in accordance with GAAP and accompanied in each case by an unqualified report of a firm of independent certified public accountants acceptable to the Agent and including therewith a copy of the management letter from such certified public accountants and a certificate of the chief financial officer of Guarantor setting forth calculations certified to be true, complete and correct showing compliance of Guarantor with the financial covenants set forth in Paragraph 10 above;

          (b) Within sixty (60) days after the last day of each calendar quarter of Guarantor, unaudited consolidated and consolidating statements of income and changes in financial position for such calendar quarter and balance sheets as of the end of such calendar quarter, accompanied in each case by a certificate of the chief financial officer of Guarantor stating that such financial statements are presented fairly in accordance with GAAP and setting forth calculations certified to be true, complete and correct showing compliance of Guarantor with the financial covenants set forth in Paragraph 10 above; and

          (c) Promptly upon the filing or sending thereof, copies of all proxy statements, financial statements and reports which Guarantor sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the "Act"), which Guarantor files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to any Lender copies of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to Guarantor from time to time need not be delivered to such Lender.

     12. No right or power of Lenders or Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lenders and Agent.

     13. Guarantor agrees to execute any and all further documents, instruments and agreements as Agent from time to time reasonably requests to evidence Guarantor's obligations hereunder.

     14. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of California.

     15. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     16. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged, or terminated except by an instrument in writing duly signed by or on behalf of the Lenders.

     17. The rights, powers and remedies of the Lenders or Agent hereunder are cumulative and not exclusive of any other right, power, or remedy which Lender or Agent would otherwise have.

     18. All notices, requests, demands, directions, and other communications provided for hereunder must be in writing and must be personally delivered, sent by overnight courier or mailed to Guarantor at the address set forth on the signature page of this Guaranty or at any other address as may be designated by Guarantor in a written notice sent to Agent in accordance with the Credit Agreement. Any notice, request, demand, direction, or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid, on the next business day after deposited with a reputable overnight courier, or when delivered if given by personal delivery.


             Executed as of the day and year first above written.


                                IMPERIAL CREDIT INDUSTRIES, INC., a California corporation



                                By:
                                    ---------------------------------------
                                Name:
                                      -------------------------------------
                                Title:
                                       ------------------------------------
                                Address: 23550 Hawthorne Boulevard
                                         Building 1, Suite 210
                                         Torrance, California 90505

                                                                       EXHIBIT D
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                            SUBORDINATION AGREEMENT
                            -----------------------

     THIS SUBORDINATION AGREEMENT is made and dated as of the 28th day of February, 1997 by and among FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company"), IMPERIAL CREDIT INDUSTRIES, INC., a California corporation (the "Creditor"), and SANWA BANK CALIFORNIA, as Agent for the LENDERS participating in (and as the term "Lenders" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of February 28, 1997 (as the same may be amended, extended and replaced from time to time, the "Credit Agreement") (in such capacity, the "Agent").

                                   RECITALS
                                   --------

     Lenders have agreed to extend credit to the Company pursuant to the terms and subject to the conditions set forth in the Credit Agreement, including, without limitation, the condition that Creditor execute and deliver to Lenders a continuing guaranty of the Obligations of Company to Lenders under the Credit Agreement and this Subordination Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1. Creditor has extended and will in the future extend credit to Company from time to time. The principal of all now existing and hereafter arising indebtedness of Company to Creditor together with accrued but unpaid interest thereon is hereinafter referred to as "the Claim."

     2. Creditor is the sole and absolute owner of the Claim and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claim or any security therefor.

     3. The Claim and all rights and remedies of Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Obligations, as the same may be extended, amended or replaced from time to time; provided, however, that unless and until there shall occur an Event of Default or Potential Default Borrower may make and Creditor may receive payments on account of the Claim made in the normal course of Borrower's business.

     4. Unless and until the Obligations shall have been fully paid and discharged and any agreement by Lenders to make further loans or advances to Company shall have terminated, except as expressly permitted pursuant to Paragraph 3 above:

          (a) Company will not make or give, and Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claim, or any new or further evidence thereof;

          (b) Creditor will not sell, assign, transfer or endorse the Claim or any part or evidence thereof;

          (c) Creditor will pay to Agent for the benefit of the Lenders promptly upon receipt, for application against the Obligations, any and all amounts which may be received by Creditor on account of the Claim; and

          (d) Creditor will not take, or permit any action to be taken, to assert, collect or enforce the Claim or any part thereof.

      5. Each of Company and Creditor waives notice of acceptance of this Subordination Agreement by Lenders and Agent, and Creditor waives notice of and consent to the making, among and terms of any loan or loans which Lenders may from time to time make to Company and any renewal or extension thereof and any action which Lenders or Agent in their sole and absolute discretion may take or omit to take with respect thereto.

      6. This Subordination Agreement shall constitute a continuing agreement of subordination and Lenders may, from time to time and without notice to Creditor, lend money to or make other financial arrangements with Company in reliance hereon until written notice of termination shall be delivered by Creditor to Agent and Lenders by certified mail, return receipt requested. The receipt by Agent and Lenders of such notice shall not affect this Subordination Agreement as it relates to any Obligations then existing, to any Obligations incurred thereafter pursuant to a previous commitment by Lenders or to any amendments to, or extensions or renewals of, any such Obligations.

      7. In the event of a default in the performance or observance of any of the foregoing, the Obligations shall forthwith become due and payable at the election of Agent and Lenders, without presentment, demand or notice of any kind, all of which are hereby waived.

      8.  Creditor agrees as follows:

          (a) Upon any distribution of all of the assets of Company to creditors of Company upon the dissolution, winding up, liquidation, arrangement, or reorganization of Company, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Company or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claim shall be paid or delivered directly to Agent for the benefit of Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

          (b) If any proceeding referred to in subsection (a) above is commenced by or against Company:

               (1) Agent and Lenders is hereby irrevocably authorized and empowered (in their own name or in the name of Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claim or enforcing any security interest or other lien securing payment of the Claim) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lenders hereunder; and

               (2) Creditor shall duly and promptly take such action as Agent or Lenders may request (i) to collect the Claim for account of Lenders and to file appropriate claims or proofs of claim in respect of the Claim, (ii) to execute and deliver to Agent and Lenders such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claim, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claim.

          (c) All payments or distributions upon or with respect to the Claim which are received by Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of Lenders, shall be segregated from other funds and property held by Creditor and shall be forthwith paid over to Agent for the benefit of Lenders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations.

          (d) Agent and Lenders are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Company shall have complied with any or all of the provisions hereof applicable to it, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.

      9. It is the intent of Creditor to create by this Subordination Agreement a security interest in favor of Agent for the benefit of Lenders in the Claim and in Creditor's other rights to receive money or other property from Company, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. Creditor hereby grants to Agent for the benefit of Lenders a security interest in the Claim in order to secure the payment and performance of the Creditor's obligations pursuant to this Subordination Agreement.

     10. Creditor authorizes Agent and Lenders (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing Creditor's obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including without limitation to increase or decrease the rate of interest thereon;

(b) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Agent and Lenders in their sole discretion may determine; and (d) release and substitute any one or more endorsers, warrantors, Company or other obligor. Agent and Lenders may without notice assign this Subordination Agreement in whole or in part.

                11. This Subordination Agreement shall extend to and be binding upon the successors and assigns of each of the parties hereto.

                12. This Subordination Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Subordination agreement by signing any such counterpart.


                                 FRANCHISE MORTGAGE ACCEPTANCE
                                 COMPANY, L.L.C., a California limited liability company


                                 By:
                                     ------------------------------------

                                 Name:
                                       ----------------------------------

                                 Title:
                                        ---------------------------------

                                 SANWA BANK CALIFORNIA, a California
                                 banking corporation, as Agent


                                 By:
                                     ------------------------------------

                                 Name:
                                       ----------------------------------

                                 Title:
                                        ---------------------------------


                                 IMPERIAL CREDIT INDUSTRIES, INC., a
                                 California corporation, as Creditor


                                 By:
                                     ------------------------------------

                                 Name:
                                       ----------------------------------

                                 Title:
                                        ---------------------------------

                                                                     EXHIBIT E-1
                                                                     -----------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF

                             OFFICER'S CERTIFICATE
                             ---------------------


        I,_________________, the duly appointed and acting Chief Financial Officer of FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company"), DO HEREBY CERTIFY, to the best of my knowledge in the reasonable conduct of my duties, as follows:

        1. The representations and warranties set forth in Paragraph 5 of that certain Credit Agreement, dated as of February 28, 1997, among the Company, SANWA BANK CALIFORNIA, as Agent, and the Lenders named therein (the "Agreement") and Paragraph 4 of the Security Agreement referred to therein, are accurate and complete on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

        2. The Company is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed and performed, and no Event of Default or Potential Default (as those terms are defined in the Agreement) has occurred and is continuing.

        3. The calculations attached hereto showing the Company's compliance with the financial covenants set forth in Paragraphs 7(i) through 7(l) of the Agreement are true, accurate and complete in all respects and were prepared in accordance with GAAP.

        IN WITNESS WHEREOF, the undersigned has hereunto signed his name this ___ day of _______, 1997.



                                -----------------------------------
                                Name: Illegible signature
                                     ------------------------------
                                Title:
                                      -----------------------------

                                                                     EXHIBIT E-2
                                                                     -----------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF

                             OFFICER'S CERTIFICATE
                             ---------------------


        I, _________________, the duly appointed and acting Chief Financial Officer of IMPERIAL CREDIT INDUSTRIES, INC., a California corporation (the "Guarantor"), DO HEREBY CERTIFY, to the best of my knowledge in the reasonable conduct of my duties, as follows:

        1. The representations and warranties set forth in Paragraph 9 of that certain Continuing Guaranty, dated as of February 28, 1997, executed by the Guarantor in favor of SANWA BANK CALIFORNIA, as Agent, and the Lenders named therein (the "Guaranty") are accurate and complete on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

        2. The Guarantor is in compliance with all the terms and provisions set forth in the Guaranty on its part to be observed and performed.

        3. The calculations attached hereto showing the Guarantor's compliance with the financial covenants set forth in Paragraph 10 of the Guaranty are true, accurate and complete in all respects and were prepared in accordance with GAAP.

        IN WITNESS WHEREOF, the undersigned has hereunto signed his name this _____day of _____, 1997.


                                ------------------------------------
                                Name:
                                     -------------------------------
                                Title:
                                      ------------------------------

                                                                       EXHIBIT F
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                              LITIGATION SCHEDULE

Noblestar Systems Corp. v. FMAC and Imperial Credit Industries, Inc.
--------------------------------------------------------------------

Noblestar filed the case in September 1996 in the United States District Court for the District of Connecticut. The suit arises out of a contract between FMAC and Noblestar for a computerized information and servicing system for processing and servicing franchise loans. Noblestar alleges breach of contract and seeks $211,000 in compensatory damages and punitive damages under the Connecticut Uniform Trade Practices Act. FAMC has answered, denying any debt to Noblestar and counterclaimed for $122,000 for breach of contract. No discovery has taken place and any assessment at this point concerning the outcome of the case is premature. The parties have agreed to engage in a one-day mediation with a retired magistrate of the Connecticut District Court in an attempt to settle the matter. The mediation is tentatively scheduled for mid-March and, in the meantime, discovery is on hold.

                                                                       EXHIBIT G
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                           SCHEDULE OF SUBSIDIARIES

1. Franchise Equity Fund, L.L.C., a Delaware limited liability company having a registered office in the State of Delaware, as follows:

             Franchise Equity Fund, L.L.C.
             c/o National Corporate Research, Ltd.
             9 East Loockerman Street
             Dover, Kent County, DE 19901

2. CVB, L.L.C., a Delaware limited liability company having a registered office in the State of Delaware, as follows:

             CVB, L.L.C.
             c/o National Corporate Research, Ltd.
             9 East Loockerman Street
             Dover, Kent County, DE 19901

The members of each of the above entities are the same: 99% to FMAC, 0.67% to Imperial Credit Industries, Inc., and 0.33% to Buz Knyal.

                                                                       EXHIBIT H
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                                    FORM OF

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT
                      -----------------------------------

     THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (the "Assignment Agreement") is made and dated as of _____________, 19__, between ____________________________
(the "Assignor") and _____________________(the "Assignee"). The parties hereto agree as follows:

     1. The Assignor is a Lender under that certain Credit Agreement dated as of February 28, 1997 (as amended, extended and restated from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined herein used with the same meanings attributed to them in the Credit Agreement).

     2. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a portion of the Obligations held by the Assignor consistent with the commitment schedule attached hereto as
Schedule I.
----------

     3. By executing this Assignment Agreement in the space provided below, the Company and the Agent approve the inclusion of the Assignee as a Lender under the Credit Agreement and agree with the Assignor and the Assignee that the effective date therfor shall be _______________,199__ (the "Effective Date").

     4. On and after the Effective Date: (a) the Assignee shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder arising on and after such Effective Date, and (b) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Credit Agreement and the other Loan Documents with respect to the rights and obligations assigned to Assignee hereunder arising prior to such Effective Date.

     5. The Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby accruing on and after such Effective Date. In the event that either the Assignee or the Assignor receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

     6. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation of warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for: (a) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Documents, (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of the Company,
(d) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the property, books or records of the Company, (f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Obligations or (g) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loan Documents.

     7. The Assignee: (a) confirms that it has received a copy of the Loan Documents, together with copies of any financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof on the terms set forth therein, including, without limitation, the terms set forth in Paragraph 9 of the Credit Agreement entitled "The Agent," (d) agrees that on and after the Effective Date it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (c) agrees that its payment instructions and notice instructions are as set forth in
Schedule II attached hereto.
-----------

     8. The Assignee agrees to indemnify and hold harmless the Assignor against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

     9. This Assignment Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

    10. This Assignment Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

    11. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof and of the Loan Documents, the address of the Assignee (until notice of a change is delivered pursuant to the provisions of the Credit Agreement) shall be the address set forth beneath the Assignee's signature below.

                IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.


                             [NAME OF ASSIGNOR]

                             By:
                                    ------------------------
                             Name:
                                    ------------------------
                             Title:
                                    ------------------------




                             [NAME OF ASSIGNEE]

                             By:
                                    ------------------------
                             Name:
                                    ------------------------
                             Title:
                                    ------------------------
                             Address:
                                     -----------------------

                                     -----------------------

                                     -----------------------

                                     Attn:
                                          ------------------


ACKNOWLEDGED AND AGREED TO
this ___ day of _________, 199_:


SANWA BANK CALIFORNIA,
as Agent

By:
      -----------------------
Name:
      -----------------------
Title:
      -----------------------

FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a ___________ limited liability company


By:
      -----------------------
Name:
      -----------------------
Title:
      -----------------------

                                                                      SCHEDULE I
                                                                      ----------



                              COMMITMENT SCHEDULE

                                                                     SCHEDULE II
                                                                     -----------


                        PAYMENT AND NOTICE INSTRUCTIONS

                                                                       EXHIBIT 1
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                             PERMITTED OTHER DEBT

     LENDER             COMMITMENT AMOUNT                EXPIRATION DATE
     ------             -----------------                ---------------

C.S. First Boston         $200,000,000                  December 31, 1997

Banco Santander           $ 50,000,000                  December 31, 1997

Greenwich Financial       $ 33,766,000                  30 days on demand
Capital Products, Inc.

In addition to the above outstanding warehouse facilities, FMAC is nearing completion of a warehouse facility with KeyCorp in amount of $125,000,000, which would be an additional warehouse line for franchise loans and golf course loans made by FMAC. Finally, a $20,000,000 warehouse facility for franchise loans and leases is being negotiated with Bank of Boston.

                                                                       EXHIBIT J
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                              REQUIRED DOCUMENTS

          With respect to any Equipment Lease:

1. Copy of the written master lease agreement between the Company and the Obligor thereunder, and the original of any amendment, addendum or supplement thereto or extension thereof, and the original of any document (including, without limitation, any receipt) executed in connection with such amendment, addendum, supplement or extension; and

2. Filed and stamped acknowledgement copy of the financing statement(s) covering the property or properties subject to such Equipment Lease filed in each jurisdiction where such filing is required to perfect the relevant security interest, naming the Agent (for the benefit of the Lenders) as the secured party and the Obligor under such Equipment Lease as the debtor, and any amendments or supplements thereto or extensions thereof; or

3. In lieu of item 2 above, (a) filed and stamped acknowledgement copy of the financing statement(s) covering the property or properties subject to such Equipment Lease filed in each jurisdiction where such filing is required to perfect the relevant security interest, naming the Company as the secured party and the Obligor under such Employment Lease as the debtor, and any amendments or supplements thereto or extensions thereof, and (b) executed assignment of each such financing statement by the Company to the Agent for the benefit of the lenders for each applicable jurisdiction.

          With respect to any Equipment Sale Contract:

1. The original written agreement for the sale of equipment between the Company and the Obligor thereunder, and any amendments or supplements thereto or extensions thereof; and

2. The original promissory note evidencing such Obligor's agreement to pay for such equipment; and

3. The original security agreement covering the subject equipment as collateral security for such promissory note; and

4. Filed and stamped acknowledgment copy of the financing statement(s) covering the property or properties subject to such Equipment Sale Contract field in each jurisdiction where such filing is required to perfect the relevant security interest, naming the Agent (for the benefit of the Lenders) as the secured party and the Obligor under such Equipment Sale Contract as the debtor, and any amendments or supplements thereto or extensions thereof; or

5. In lieu of item 4 above, (a) filed and stamped acknowledgement copy of the financing statement(s) covering the property or properties subject to such Equipment Sale Contract filed in each jurisdiction where such filing is required to perfect the relevant security interest, naming the Company as the secured party and the Obligor under such Equipment Sale Contract as the debtor, and any amendments or supplements thereto or extensions thereof, and
   (b) executed assignment of each such financing statement by the Company to the Agent for the benefit of the Lenders for each applicable jurisdiction.

                                                                       EXHIBIT K
                                                                       ---------
                                                             TO CREDIT AGREEMENT
                                                             -------------------


                            UNDERWRITING GUIDELINES


                          [To come from the Company]

                                                                      SCHEDULE 1
                                                                      ----------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                   SCHEDULE OF ADDRESSES FOR NOTICE PURPOSES

                           (As at February 28, 1997)


COMPANY:   Franchise Mortgage Acceptance Company, L.L.C.
           Five Greenwich Office Park
           Greenwich, Connecticut 06831
           Attn:  John Rinaldi
           Tel: (203) 863-7106
           Fax: (203) 863-1984

AGENT:     Sanwa Bank California
           601 South Figueroa Street, W8-12
           Los Angeles, California 90017
           Attn:  John C. Hyche, Vice President
           Tel: (213) 896-7543
           Fax: (213) 896-7282

LENDERS:   Sanwa Bank California
           601 South Figueroa Street, W8-12
           Los Angeles, California 90017
           Attn:  John C Hyche, Vice President
           Tel: (213) 896-7543
           Fax: (213) 896-7282

                                                                      SCHEDULE 2
                                                                      ----------
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                         SCHEDULE TO PERCENTAGE SHARES

                           (As of February 28, 1997)

          LENDER                                      PERCENTAGE SHARE
          ------                                      ----------------

    Sanwa Bank California                                   100%

                   SECURITY AND COLLATERAL AGENCY AGREEMENT
                   ----------------------------------------

     THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated this 28th day of February, 1997 by and between FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company"), and SANWA BANK CALIFORNIA, acting in its capacity as Agent for the Lenders participating in (and as the terms "Agent," "Lenders" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of February 28, 1997 by and among the Company, the Agent and the Lenders (as the same may be amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS
                                   --------

     A. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth in therein and in the other Loan Documents.

     B. As a condition precedent to the agreement of the Lenders to enter into the Credit Agreement and to make Loans thereunder, the Company is required to execute and deliver to the Agent for the benefit of the Lenders this Security Agreement.

     NOW THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Appointment.  By executing a copy of or otherwise becoming a "Lender"
         -----------
under the Credit Agreement, each Lender shall automatically be deemed to appoint the Agent to act as secured party, agent, custodian and bailee for the exclusive benefit of Lenders with respect to the Collateral (as defined in Paragraph 2
                                                                 -----------
below). The Agent hereby accepts such appointment and agrees to maintain and hold all Collateral as secured party, agent, custodian and bailee for the exclusive benefit of Lenders. The Agent agrees to act in accordance with this Security Agreement and acknowledges and agrees that the Agent is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder and under the other Loan Documents.

     2.  Grant of Security Interest.  The Company hereby pledges, mortgages,
         --------------------------
assigns and grants to the Agent for the equal, ratable benefit of the Lenders in accordance with their respective Percentage Shares, and to the Lenders, a first priority perfected security interest in the property described in Paragraph 3
                                                                  -----------
below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

     3.  Collateral.  The Collateral shall consist of all now existing and
         ----------
hereafter arising right, title and interest of the Company in each of the following:

          (a) All Program Contracts, now existing and hereafter arising, the Required Documents for which have been delivered to the Agent or which are otherwise included in the calculation of the Aggregate Collateral Value of the Borrowing Base ("Subject Program Contracts"), including, without limitation, all Equipment Leases and Equipment Sales Contracts and the documents, instruments and agreements evidencing the same, as the same may be amended, extended or replaced from time to time;

          (b) All now existing and hereafter arising rights to payment under or with respect to the Subject Program Contracts, including, without limitation, all rental and lease payments, sales payments, early termination payments, casualty loss payments and indemnity payments, whether payable by the Obligors under such Subject Program Contracts or by third parties, including, without limitation under policies of insurance and guaranties;

          (c) All now existing and hereafter acquired inventory of the Company which at any time is covered by a Subject Program Contract and all additions and accessions thereto and replacements therefor and all rights of the Company in the personal property which is at any time covered by a Subject Program Contract which property does not constitute inventory of the Company and all additions and accessions thereto;

          (d) All Liens, including, without limitation, consentual security interests, on personal property (tangible and intangible) now existing or hereafter arising held by the Company as collateral security for the obligations of the Obligors under the Subject Program Contracts and all property which is the subject of such Liens;

          (e) All now existing and hereafter arising rights of the Company against vendors of the properties which are covered by Subject Program Contracts;

          (f) Account No. 0493-24551 maintained at Sanwa Bank California and any and all funds at any time held therein;

          (g) All now existing and hereafter acquired books and records relating to the foregoing Collateral and all equipment containing such books and records (including, without limitation, computer data and storage media); and

          (h) All products and all Proceeds of any of the foregoing.

      4.  Representations and Warranties.  In addition to all representations
          ------------------------------
and warranties of the Company set forth in the Loan Documents, which are incorporated herein by this reference, the Company hereby represents and warrants that:

          (a) The Company is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof);

         (b) No person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral;

         (c) All information heretofore, herein or hereafter supplied to the Agent or any Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and

         (d) The Company has delivered to the Agent all instruments, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as are deemed necessary by the Agent to perfect the security interest granted hereunder therein.

         (e) There exists only one executed original for each document, instrument or agreement in connection with the Subject Program Contracts delivered by the Company to the Agent.

     5.  Covenants and Agreements of the Company.  In addition to all covenants
         ---------------------------------------
and agreements of the Company set forth in the Loan Documents, which are incorporated herein by this reference, the Company hereby agrees:

         (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

         (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with the Agent and/or the Lenders related hereto, or any Requirement of Law or Contractual Obligation affecting the Collateral;

         (c) To pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

         (d) To appear in and defend any action or proceeding which may affect its title to or the Agent's interest on behalf of the Lenders in the Collateral;

         (e) Not to surrender or lose possession of (other than to the Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except those approved in writing by the Agent and the Lenders; provided, however, that, unless an Event of Default shall have occurred and be continuing, the Company may, in the ordinary course of business, sell or lease any Collateral consisting of inventory and transfer funds from deposit accounts included in the Collateral;

         (f) To account fully for and promptly deliver to the Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed or assigned to the Agent or in blank, as requested by the Agent, and until so delivered all such documents, instruments, agreements and proceeds shall be held by the Company in trust for the Lenders, separate from all other property of the Company;

         (g) To keep separate, accurate and complete records of the Collateral and to provide the Agent and each of the Lenders with such records and such other reports and information relating to the Collateral as the Agent or any Lender may reasonably request from time to time;

         (h) To give the Agent thirty (30) days prior written notice of any change in the Company's chief place of business or legal name or trade name(s) or style(s) referred to in Paragraph 9 below;
                           -----------

         (i) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 9 below and not to remove such records from such
               -----------
location(s) without the prior written consent of the Agent;

         (j) To keep the Collateral consisting of inventory at the location(s) referred to in Paragraph 9 below prior to the sale thereof in the ordinary
               -----------
course of business; and

         (k) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral.

     6.  Authorized Action by Secured Party.  The Company hereby agrees that
         ----------------------------------
from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Agent with respect to the collateral, the obligations of the Company hereunder or the Obligations, the Agent may, but shall not be obligated to and shall incur no liability to the Company, any Lender or any third party for failure to, take any action which the Company is obligated by this Security Agreement to do and to exercise such rights and powers as the Company might exercise with respect to the Collateral, and the Company hereby irrevocably appoints the Agent as its attorney-in-fact to exercise such rights and powers, including, without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral;
(d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) subject to the provisions of Paragraph 7 below,
                                                        -----------
notify any Obligor on any Collateral to make payment directly to the Agent. The Company hereby grants to the Agent for the benefit of the Lenders an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of the Company to take all such action permitted under this Paragraph 6.
                                                                  -----------

     7.  Collection of Collateral Payments.
         ---------------------------------

         (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Agent or any Lender may reasonably request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Lenders, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof except in the ordinary course of business. Following the occurrence of an Event of Default, upon the request of the Agent, the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof directly to the Agent to such account or accounts as the Agent may designate in writing and to execute all instruments and take all action required by the Agent to ensure the rights of the Agent for the benefit of the Lenders in the Collateral.

         (b) Upon the request of the Agent at the direction of all the Lenders, the Company will, forthwith upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Agent) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Agent, such items will be held in trust for the Agent and the Lenders and will not be commingled by the Company with any of its other funds or property. Thereafter, the Agent is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Agent on account of any Collateral Payment if the Agent believes such endorsement is necessary or desirable for purposes of collection.

          (c) The Company will indemnify and save harmless the Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Agent relating to any moneys received by the Agent on account of any Collateral Payment and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 2 above.
                                                    -----------

     8.  Remedies.  Upon the occurrence of an Event of Default the Agent shall,
         --------
at the direction of all the Lenders, and without notice to or demand on the Company and in addition to all rights and remedies available to the Lenders under the Loan Documents, at law, in equity or otherwise, do any one or more of the following:

         (a) Foreclose or otherwise enforce the Agent's security interest in any manner permitted by law, or provided for in this Security Agreement;

         (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine;

          (c) Recover from the Company all costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Agent or any Lender in exercising any right, power or remedy provided by this Security Agreement;

          (d) Require the Company to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent;

          (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process; and

          (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by the Company.

          The Company shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice the Company hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Security Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right or redemption of the Company and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

     9.  Residence; Collateral Location; Records Location.  The Company
         ------------------------------------------------
represents that its chief place of business is as set forth on Schedule 1
                                                               ----------
attached hereto; that the only trade name(s) or style(s) used by the Company are set forth on said Schedule 1; that, except as otherwise disclosed to the Agent
                  ----------
in writing, the Company's records concerning the Collateral
are located at its chief place of business; and that Collateral consisting of inventory is located at the addresses set forth in said Schedule 1.
                                                        ----------

     EXECUTED as of the 28th day of February, 1997.

                                 FRANCISE MORTGAGE ACCEPTANCE
                                 COMPANY, L.L.C., a California limited liability company

                                 By:  illegible signature
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------



                                 SANWA BANK CALIFORNIA, a California
                                 banking corporation, as Agent for the benefit of the Lenders

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                                                      SCHEDULE 1
                                                                      ----------
                                                  to Borrower Security Agreement

                     CHIEF PLACE OF BUSINESS; TRADENAMES;
                  LOCATION OF BOOKS AND RECORDS AND INVENTORY

Chief Place of Business:   Five Greenwich Office Park
                           Greenwich, Connecticut 06831

Tradenames:      FMAC
                 Imperial Golf

Location of Books and Records and Inventory:  Five Greenwich Office Park
                                              Greenwich, Connecticut 06831

                            SUBORDINATION AGREEMENT
                            -----------------------

        THIS SUBORDINATION AGREEMENT is made and dated as of the 28th day of February, 1997 by and among FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a limited liability company organized under the laws of the State of California (the "Company"), IMPERIAL CREDIT INDUSTRIES, INC., a California corporation (the "Creditor"), and SANWA BANK CALIFORNIA, as Agent for the LENDERS participating in (and as the term "Lenders" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of February 28, 1997 (as the same may be amended, extended and replaced from time to time, the "Credit Agreement")(in such capacity, the "Agent").

                                   RECITALS
                                   --------
        Lenders have agreed to extend credit to the Company pursuant to the terms and subject to the conditions set forth in the Credit Agreement, including, without limitation, the condition that Creditor execute and deliver to Lenders a continuing guaranty of the Obligations of Company to Lenders under the Credit Agreement and this Subordination Agreement.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

        1. Creditor has extended and will in the future extend credit to Company from time to time. The principal of all now existing and hereafter arising indebtedness of Company to Creditor together with accrued but unpaid interest thereon is hereinafter referred to as "the Claim."

        2. Creditor is the sole and absolute owner of the Claim and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claim or any security therefor.

        3. The Claim and all rights and remedies of Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Obligations, as the same may be extended, amended or replaced from time to time; provided, however, that unless and until there shall occur an Event of Default or Potential Default Borrower may make and Creditor may receive payments on account of the Claim made in the normal course of Borrower's business.

        4. Unless and until the Obligations shall have been fully paid and discharged and any agreement by Lenders to make further loans or advances to Company shall have terminated, except as expressly permitted pursuant to Paragraph 3 above:

          (a) Company will not make or give, and Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claim, or any new or further evidence thereof;

          (b) Creditor will not sell, assign, transfer or endorse the Claim or any part or evidence thereof;

          (c) Creditor will pay to Agent for the benefit of the Lenders promptly upon receipt, for application against the Obligations, any and all amounts which may be received by Creditor on account of the Claim; and

          (d) Creditor will not take, or permit any action to be taken, to assert, collect or enforce the Claim or any part thereof.

        5. Each of Company and Creditor waives notice of acceptance of this Subordination Agreement by Lenders and Agent, and Creditor waives notice of and consent to the making, amount and terms of any loan or loans which Lenders may from time to time make to Company and any renewal or extension thereof and any action which Lenders or Agent in their sole and absolute discretion may take or omit to take with respect thereto.

        6. This Subordination Agreement shall constitute a continuing agreement of subordination and Lenders may, from time to time and without notice to Creditor, lend money to or make other financial arrangements with Company in reliance hereon until written notice of termination shall be delivered by Creditor to Agent and Lenders by certified mail, return receipt requested. The receipt by Agent and Lenders of such notice shall not affect this Subordination Agreement as it relates to any Obligations then existing, to any Obligations incurred thereafter pursuant to a previous commitment by Lenders or to any amendments to, extensions or renewals of, any such Obligations.

        7. In the event of a default in the performance or observance of any of the foregoing, the Obligations shall forthwith become due and payable at the election of Agent and Lenders, without presentment, demand or notice of any kind, all of which are hereby waived.

        8.  Creditor agrees as follows:

          (a) Upon any distribution of all of the assets of Company to creditors of Company upon the dissolution, winding up, liquidation, arrangement, or reorganization of Company, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Company or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claim shall be paid or delivered directly to Agent for the benefit of Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations shall have been paid in full.

          (b) If any proceeding referred to in subsection (a) above is commenced by or against Company:

               (1) Agent and Lenders is hereby irrevocably authorized and empowered (in their own name or in the name of Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claim or enforcing any security interest or other lien securing payment of the Claim) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lenders hereunder; and

               (2) Creditor shall duly and promptly take such action as Agent or Lenders may request (i) to collect the Claim for account of Lenders and to file appropriate claims or proofs of claim in respect of the Claim, (ii) to execute and deliver to Agent and Lenders such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claim, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claim.

          (c) All payments or distributions upon or with respect to the Claim which are received by Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of Lenders, shall be segregated from other funds and property held by Creditor and shall be forthwith paid over to Agent for the benefit of Lenders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations.

          (d) Agent and Lenders are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Company shall have complied with any or all of the provisions hereof applicable to it, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.

     9. It is the intent of Creditor to create by this Subordination Agreement a security interest in favor of Agent for the benefit of Lenders in the Claim and in Creditor's other rights to receive money or other property from Company, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. Creditor hereby grants to Agent for the benefit of Lenders a security interest in the Claim in order to secure the payment and performance of the Creditor's obligations pursuant to this Subordination Agreement.

     10. Creditor authorizes Agent and Lenders (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing Creditor's obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including without limitation to increase or decrease the rate of interest thereon;

(b) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Agent and Lenders in their sole discretion may determine; and (d) release and substitute any one or more endorsers, warrantors, Company or other obligor. Agent and Lenders may without notice assign this Subordination Agreement in whole or in part.

     11. This Subordination Agreement shall extend to and be binding upon the successors and assigns of each of the parties hereto.

     12. This Subordination Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Subordination Agreement by signing any such counterpart.

                                     FRANCHISE MORTGAGE ACCEPTANCE
                                     COMPANY, L.L.C., a California limited
                                     liability company


                                     By: /s/ [ILLEGIBLE SIGNATURE]
                                         -------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     SANWA BANK CALIFORNIA, a California
                                     banking corporation, as Agent


                                     By:
                                         -------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     IMPERIAL CREDIT INDUSTRIES, INC., a
                                     California corporation, as Creditor


                                     By:
                                         -------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                                              EXHIBIT B TO UCC-1
                                                              ------------------

                        REVISED COLLATERAL DESCRIPTION

DEBTOR:         FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.

SECURED PARTY:  SANWA BANK CALIFORNIA, as agent


Item 4 (Collateral Description):
-------------------------------

The Collateral shall consist of all now existing and hereafter arising right, title and interest of the Debtor in, under and to each of the following:

     (a) All written leases or rental agreements entered into by Debtor in the ordinary course of its business pursuant to which the Debtor leases equipment included in the Debtor's inventory to the obligor thereon (which leases may be a "true" or "operating" lease or a "financing" lease), and all written agreements pursuant to which the Debtor in the ordinary course of its business sells equipment included in the Debtor's inventory to the obligors thereunder (including, without limitation, the promissory note evidencing the obligor's agreement to pay for such equipment and a security agreement covering the subject equipment as collateral security for such note), in each case whether now existing or hereafter arising, the required documents for which have been delivered to the Agent or which are otherwise identified as "Collateral" under the Security Agreement ("Subject Program Contracts"), including, without limitation, all the documents, instruments and agreements evidencing the same, as the same may be amended, extended or replaced from time to time;

     (b) All now existing and hereafter arising rights to payment under or with respect to the Subject Program Contracts, including, without limitation, all rental and lease payments, sales payments, early termination payments, casualty loss payments and indemnity payments, whether payable by the obligors under such Subject Program Contracts or by third parties, including, without limitation, under policies of insurance and guaranties;

     (c) All now existing and hereafter acquired inventory of the Debtor which at any time is covered by a Subject Program Contract and all additions and accessions thereto and replacements therefor and all rights of the Debtor in the personal property which is at any time covered by a Subject Program Contract which property does not constitute inventory of the Debtor and all additions and accessions thereto;

     (d) All liens, including, without limitation, consentual security interests, on personal property (tangible or intangible) now existing or hereafter arising held by the Debtor as collateral security for the obligations of the obligors under the Subject Program Contract and all property which is the subject of such liens;

     (e) All now existing and hereafter arising rights of the Company against vendors of the properties which are covered by Subject Program Contracts; and

     (f) Account No. 0493-24551 maintained at Sanwa Bank California and any and all funds at any time held therein;

     (g) All now existing and hereafter acquired books and records relating to the foregoing Collateral and all equipment containing such books and records (including, without limitation, computer data and storage media); and

     (h) All products and proceeds of any of the foregoing.

As used herein, the following capitalized terms shall have the following meanings:

     "Agent" shall mean Sanwa Bank California, as Agent under the Security
      -----
Agreement, and any successor thereto.

     "Security Agreement" shall mean that certain Security and Collateral Agency
      ------------------
Agreement dated as of February 28, 1997 by and among Debtor and Secured Party, as the same may be amended, extended or replaced from time to time.